ABS New Transaction

Computational Materials

$[874,308,000] (approximate)

Fieldstone Mortgage Investment Trust

Series 2004-4

[FIELDSTONE LOGO]

Fieldstone Investment Corp

Seller

Wells Fargo Bank, N.A.

Master Servicer

Merrill Lynch Mortgage Investors

Depositor

Chase Mortgage

Sub-Servicer

September 16, 2004

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.  These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities.  The issuer of these securities has not prepared or taken part in the preparation of these materials.  None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein.  As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication.  A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

TERM SHEET

Fieldstone Mortgage Investment Corp., Series 2004-4

$[874,308,000] (Approximate)

Subject to Revision

Class	Approx Size ($)(1)	Coupon	WAL (yrs) (Call (2)/ Maturity)	Payment Window (Call (2)/ Maturity)	Payment Delay	Interest Accrual	Expected Final Maturity (2)	Stated Final Maturity (3)	Expected Ratings (Fitch/Moody’s/S&P)
1-A1	$352,327,000	Information Not Provided Hereby							AAA/Aaa/AAA
1-A2	$88,082,000	LIBOR + [ ] (4)	1.85 / 2.18	1 - 48 / 1 – 146	0	Actual/360	09/2008	10/2035	AAA/Aaa/AAA
2-A	$278,656,000	LIBOR + [ ] (4)	1.85 / 2.18	1 - 48 / 1 – 146	0	Actual/360	09/2008	10/2035	AAA/Aaa/AAA
M1	$50,576,000	LIBOR + [ ] (4)	3.89 / 4.71	44 - 48 / 44 – 120	0	Actual/360	09/2008	10/2035	AA/Aa2/[AA]
M2	$42,660,000	LIBOR + [ ] (4)	3.68 / 4.45	40 - 48 / 40 – 110	0	Actual/360	09/2008	10/2035	A/A2/[A]
M3	$13,193,000	LIBOR + [ ] (4)	3.60 / 4.32	39 - 48 / 39 – 97	0	Actual/360	09/2008	10/2035	A-/A3/[A-]
M4	$10,994,000	LIBOR + [ ] (4)	3.57 / 4.26	39 - 48 / 39 - 91	0	Actual/360	09/2008	10/2035	BBB+/Baa1/[BBB+]
M5	$8,795,000	LIBOR + [ ] (4)	3.54 / 4.18	38 - 48 / 38 – 85	0	Actual/360	09/2008	10/2035	BBB/Baa2/[BBB]
M6	$7,036,000	Information Not Provided Hereby							BBB/Baa3/[BBB-]
M7	$21,989,000	Information Not Provided Hereby							NR/NR/[BBB-]
Total Offered:	$874,308,000

1)

Subject to a permitted Variance of [+/- 5%]

2)

The Notes will be priced assuming 100% of the Prepayment Assumption to the 20% cleanup call.  100% of the Prepayment Assumption assumes 8% CPR for the first month and an additional 2% each month until reaching 30% CPR in month 12 and remaining constant through month 22, remaining constant at 55% CPR for months 23 through 27 and then remaining constant at 35% CPR for month 28 and thereafter.  The CPR will be capped at a maximum of 95%.

3)

Assumes latest maturity date of Mortgage Loans plus one year.

4)

On and after the Payment Date on which the aggregate unpaid principal balance of the Mortgage Loans as of the beginning of the related Due Period is less than 20% of the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-Off Date (the Cut-Off Date Pool Balance), Fieldstone Servicing Corp., as owner of the servicing rights, will have the option to purchase the remaining Mortgage Loans from the Trust.  If Fieldstone Servicing Corp. has not exercised the optional termination right on the first Payment Date on which the aggregate unpaid balance of the Mortgage Loans as of the beginning of the related Due Period is less than 10% of the Cut-Off Date Pool Balance then on the following and each subsequent Payment Date, the margins for the Senior Notes will double and the margins for the Subordinate Notes will be multiplied by 1.5.  No increase in the respective margins on the Notes will occur until the Payment Date on which the aggregate unpaid principal balance of the Mortgage Loans as of the beginning of the related Due Period is less than 10% of the Cut-Off Date Pool Balance. Each of the Group 1 Senior Notes, the Group 2 Senior Notes and the Subordinate Notes is subject to the applicable Available Funds Cap and also to the Group 1 Fixed Rate Cap, the Group 2 Fixed Rate Cap and the Subordinate Fixed Rate Cap, respectively.

CONTACTS

MBS/ABS Trading/Syndicate
Scott Soltas	212-449-3659	scott_soltas@ml.com
Charles Sorrentino	212-449-3659	charles_sorrentino@ml.com
Edgar Seah	212-449-3659	edgar_seah@ml.com

Global Asset Backed Finance
Matt Whalen	212-449-0752	matthew_whalen@ml.com
Paul Park	212-449-6380	paul_park@ml.com
Tom Saywell	212-449-2122	tom_saywell@ml.com
Fred Hubert	212-449-5071	fred_hubert@ml.com
Alan Chan	212-449-8140	alan_chan@ml.com
Alice Chu	212-449-1701	alice_chu@ml.com
Sonia Lee	212-449-5067	sonia_lee@ml.com
Calvin Look	212-449-5029	calvin_look@ml.com

ABS Research
Glenn Costello	212-449-4457	glenn_costello@ml.com

Title of the Notes

Fieldstone Mortgage Investment Trust, Series 2004-4, consisting of:

Class 1-A1 and Class 1-A2 Notes (together, the Group 1 Senior Notes) and the Class 2-A Notes (the Group 2 Senior Notes and, together with the Group 1 Senior Notes, the Class A Notes), and

Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Notes (collectively, the Class M Notes or the Subordinate Notes).

Collectively, the Class A Notes and the Class M Notes are referred to as the Notes.

Lead-Underwriter	Merrill Lynch, Pierce, Fenner & Smith Incorporated
Co-Underwriters	Credit Suisse First Boston LLC, Lehman Brothers Inc, Friedman Billings Ramsey & Co, Inc.
Issuer	Fieldstone Mortgage Investment Trust, Series 2004-4.
Depositor	Merrill Lynch Mortgage Investors, Inc.
Seller	Fieldstone Investment Corporation (Fieldstone)
Master Servicer, Custodian and Trust Administrator	Wells Fargo Bank, N.A.
Servicer	Fieldstone Servicing Corp., a wholly-owned subsidiary of Fieldstone Investment Corporation
Sub-Servicer

Chase Manhattan Mortgage Corporation (Chase).  Chase has a subprime mortgage servicer rating of Strong from S&P, SQ1 from Moodys and RPS1- from Fitch, the highest rating category from S&P and Moodys and the second highest from Fitch.  As Sub-Servicer, Chase will perform all acts of primary servicing in respect of the Mortgage Loans.

Indenture Trustee	HSBC Bank USA, National Association
Owner Trustee	U.S. Bank Trust National Association
Ratings	Moody's Investor Services, Inc. ("Moody's"), Standard and Poor's Rating Services, Inc. ("S&P"), and Fitch Ratings (Fitch).
Expected Pricing Date	On or about September [17], 2004
Expected Closing Date	October [5], 2004

Cut-Off Date	September 1, 2004
Payment Dates	Payment of principal and interest on the Notes will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in October 2004.
Initial Accrual Date	The Notes will have an Initial Accrual Date of the Closing Date.
Delay Days	The Notes will have 0 days delay.
Day Count	The Notes will accrue interest on an Actual/360 basis
Denominations

Minimum $25,000; increments $1 in excess thereof for the Class A Notes.  Minimum $100,000; increments of $1,000 in excess thereof for the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Notes.

Accrued Interest	The Notes will settle flat.
Accrual Period

The Accrual Period with respect to each Class of Notes for each Payment Date will be the one-month period beginning on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Initial Accrual Date) and ending on the day immediately preceding the related Payment Date.

Due Period	The period from the 2nd day of the immediately preceding calendar month through the 1st day of the current calendar month.
Registration	The Notes will be available in book-entry form through DTC and upon request through Clearstream, Luxembourg and the Euroclear System.
Federal Tax Status	The Notes are anticipated to be treated as debt, for Federal income tax purposes, and an opinion will be delivered to that effect from counsel acceptable to the underwriters.
ERISA Eligibility	The Notes are expected to be ERISA eligible, subject to limitations set forth in the final prospectus supplement.
SMMEA Eligibility	The Notes are expected to be SMMEA eligible.

Mortgage Loans

As of the Cut-off Date, the Collateral Group consists of 4,624 mortgage loans (the Mortgage Loans) with an aggregate principal balance of approximately $879,591,204 of fully amortizing adjustable rate loans secured by first liens on primarily 1 - 4 family properties.  Approximately 82.38% of the Mortgage Loans are subject to prepayment penalties and approximately 56.86% of the Mortgage Loans require interest only during their first 5 years.

The Mortgage Loans are composed of Group 1 and Group 2.  Group 1 will consist of Mortgage Loans (the Group 1 Mortgage Loans) that had principal balances at origination of no more than $333,700 if a single-unit property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-unit property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three-unit property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-unit property (or $962,475 if the property is located in Hawaii or Alaska). Group 2 will consist of Mortgage Loans (the Group 2 Mortgage Loans) that had principal balances at origination that may or may not conform to the criteria specified above for Mortgage Loans included in Group 1.

For collateral statistics please see the Collateral Summary herein.

Repurchase or Substitution of Mortgage Loans

The Servicer shall have the option at any time to purchase any delinquent Mortgage Loan or substitute an eligible Substitute Mortgage Loan for any delinquent Mortgage Loan as defined in the Transfer and Servicing Agreement.

Total Deal Size	Approximately $874,308,000.

Optional Termination

On and after the first Payment Date on which the aggregate unpaid principal balance of the Mortgage Loans (the Pool Balance) as of the beginning of the related Due Period is less than 20% of the sum of the Cut-Off Date Pool Balance, Fieldstone Servicing Corp., as owner of the servicing rights, will have the option to purchase the remaining Mortgage Loans from the Trust.  If Fieldstone Servicing Corp. has not exercised its optional termination right on the first Payment Date on which the aggregate unpaid balance of the Mortgage Loans as of the beginning of the related Due Period is less than 10% of the Cut-Off Date Pool Balance, then on each subsequent Payment Date, the margins for the Senior Notes will double and the margins for the Subordinate Notes will be multiplied by 1.5.

Servicing Fee Rate	50.00 basis points per annum (0.50%) on the outstanding principal balance of each Mortgage Loan as of the first day of any Due Period.
Master Servicer and Trust Administrator Fee Rate	0.35 basis points per annum (0.0035%) on the outstanding principal balance of each Mortgage Loan as of the first day of any Due Period.
Owner Trustee Fee	$3,000 per annum, payable monthly.
Security Rate

The Note Rate on each class of Notes is equal to the least of (i) the Formula Rate, (ii) the related Available Funds Cap and (iii) the related Fixed Rate Cap.  The Note Rate for the first Payment Date will equal the Formula Rate.

Formula Rate	One-Month LIBOR plus a margin for each class of Notes.
Available Funds Cap

For the Group 1 Senior Notes, as to any Payment Date, a per annum rate equal to 12 times the quotient of (a) the Interest Funds for Group 1 Mortgage Loans, divided by (b) the aggregate unpaid principal amount of the Group 1 Mortgage Loans as of the beginning of the related Due Period multiplied by 30 and divided by the actual number of days in the related Accrual Period.

For the Group 2 Senior Notes, as to any Payment Date, a per annum rate equal to 12 times the quotient of (a) Interest Funds for Group 2 Mortgage Loans, divided by (b) the aggregate unpaid principal amount of the Group 2 Mortgage Loans as of the beginning of the related Due Period multiplied by 30 and divided by the actual number of days in the related Accrual Period.

For the Subordinate Notes, as to any Payment Date, a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate unpaid principal balance of each loan group as of the beginning of the related Due Period the current principal balance of the related Class A Notes prior to any distributions of principal thereon on such Payment Date) of  the Available Funds Cap for the Group 1 Senior Notes for that Payment Date and the  Available Funds Cap for the Group 2 Senior Notes for that Payment Date.

Group 1 and Group 2 Fixed Rate Cap	As to any Payment Date (other than the first Payment Date), a per annum rate equal to 11.75% for the Group 1 Senior Notes and 11.75% for the Group 2 Senior Notes.
Subordinate Fixed Rate Cap	As to any Payment Date (other than the first Payment Date), a per annum rate equal to 11.75% for the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Notes.
Monthly Interest	The interest accrued during the related Accrual Period at the applicable Note Rate.
Available Funds Shortfall

To the extent that the amount of interest payable to a Class of Notes on any Payment Date at (a) the lesser of (i) the Formula Rate and (ii) the applicable Fixed Rate Cap would exceed (b) its applicable Available Funds Cap (such excess, an Available Funds Shortfall), that Class will be entitled (1) to the amount of such Available Funds Shortfall and (2) the aggregate of all Available Funds Shortfalls for such Class of Notes for all previous Payment Dates, together with interest thereon at the applicable Note Rate computed without regard to the Available Funds Cap less all payments made with respect to such Class of Notes in respect of such Available Funds Shortfalls prior to such Payment Date.

Corridor Contracts	The Notes will have the benefit of one of the three corridor contracts (each a Corridor Contract) specified below:

Notes

Number of Months

Beginning Payment Date

Group 1 Senior Notes

36

October 25, 2004

Group 2 Senior Notes

36

October 25, 2004

Subordinate Notes

36

October 25, 2004

Payments received on each Corridor Contract will be available to pay the holders of the related Notes in respect of Available Funds Shortfalls, as described herein.
Credit Enhancements	Consist of the following: 1. Net Monthly Excess Cashflow; 2. Over-Collateralization Amount; and 3. Subordination.
Overcollateralization

Excess interest will be used to pay down the principal balance of the Notes so the Pool Balance exceeds the aggregate Note balance (Overcollateralization or O/C).  The Overcollateralization Amount, with respect to any Payment Date will be the amount by which the Pool Balance exceeds the aggregate outstanding Note balance.

Overcollateralization Target

Prior to the Stepdown Date, equal to [0.60]% of the aggregate Mortgage Loan balance as of the Cut-Off Date.

On or after the Stepdown Date, equal to the lesser of (x) [0.60]% of the Cut-off Date Pool Balance and (y) [1.20]% of the Pool Balance as of the end of the related Due Period, subject to a floor equal to 0.50% of the Cut-Off Date Pool Balance, provided, however, if a Trigger Event has occurred on the related Payment Date, the Overcollateralization Target is the same as the Overcollateralization Target on the preceding Payment Date.

Initial:  [0.60]% of the Cut-Off Date Pool Balance (the Initial Overcollateralization Amount)

Target: [0.60]% of the Cut-Off Date Pool Balance before the Stepdown Date, [1.20]% of current Pool Balance on or after the Stepdown Date (the Overcollateralization Target)

Floor:   [0.50]% of the Cut-Off Date Pool Balance (the Overcollateralization Floor)

(Preliminary and Subject to Revision)

Subordination:	Classes Rating (F/M/S&P) Subordination (1)
Class A AAA/Aaa/AAA 18.25%
Class M1 AA/Aa2/[AA] 12.50%
Class M2 A/A2/[A] 7.65%
Class M3 A-/A3/[A-] 6.15%
Class M4 BBB+/Baa1/[BBB+] 4.90%
Class M5 BBB/Baa2/[BBB] 3.90%
Class M6 BBB/Baa3/[BBB-] 3.10%
Class M7 NR/NR/[BBB-] 0.60%
(1) The initial Subordination Percentages include the Initial Overcollateralization Amount of [0.60]%.

Class Sizes:	Classes Rating (F/M/S&P) Class Sizes
Class A AAA/Aaa/AAA 81.75%
Class M1 AA/Aa2/[AA] 5.75%
Class M2 A/A2/[A] 4.85%
Class M3 A-/A3/[A-] 1.50%
Class M4 BBB+/Baa1/[BBB+] 1.25%
Class M5 BBB/Baa2/[BBB] 1.00%
Class M6 BBB/Baa3/[BBB-] 0.80%
Class M7 NR/NR/[BBB-] 2.50%

Cashflow Priority <Preliminary and Subject to Revision>

1.

Repayment of any unreimbursed Servicer advances.

2.

Servicing Fees and Master Servicing and Trust Administration Fees.

3.

Owner Trustee Fee.

4.

Available interest funds, as follows: for Interest Funds from Group 1 Mortgage Loans, Monthly Interest pro rata, to the Class 1-A1 Notes and the Class 1-A2 Notes, then Monthly Interest to the Class 2-A Notes (after giving effect to payment of the Interest Funds for Group 2), then Monthly Interest to the Class M1 Notes, then Monthly Interest to the Class M2 Notes, then Monthly Interest to the Class M3 Notes, then Monthly Interest to the Class M4 Notes, then Monthly Interest to the Class M5 Notes, then Monthly Interest to the Class M6 Notes and then Monthly Interest to the Class M7 Notes; for Interest Funds from Group 2 Mortgage Loans, Monthly Interest as follows: to the Class 2-A Notes, then Monthly Interest pro rata, to the Class 1-A1 Notes and the Class 1-A2 Notes (after giving effect to payment of the Interest Funds for Group 1), then Monthly Interest to the Class M1 Notes, then Monthly Interest to the Class M2 Notes, then Monthly Interest to the Class M3 Notes, then Monthly Interest to the Class M4 Notes, then Monthly Interest to the Class M5 Notes, then Monthly Interest to the Class M6 Notes and then Monthly Interest to the Class M7 Notes.

5.

Available principal funds, as follows: monthly principal to the Class A Notes as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M1 Notes, then monthly principal to the Class M2 Notes, then monthly principal to the Class M3 Notes, then monthly principal to the Class M4 Notes, then monthly principal to the Class M5 Notes, then monthly principal to the Class M6 Notes and then monthly principal to the Class M7 Notes, in each case as described under "PRINCIPAL PAYDOWN."

6.

Excess interest in repayment of any unreimbursed trustee costs, liabilities and expenses.

7.

Excess interest in the order as described under "PRINCIPAL PAYDOWN" to the extent that the Overcollateralization Target exceeds the Overcollateralization Amount.

8.

Excess interest (after prior application of amounts received, if any, in respect of the relevant Corridor Contracts) to pay any Available Funds Shortfall in respect of the Notes

9.

Excess interest to pay subordinate principal shortfalls

10.

Any remaining amount will be paid in accordance with the Indenture and will not be available for payment to holders of the Notes.

Payments received on the related Corridor Contract will only be available to the related Classes of Notes to pay amounts in respect of Available Funds Shortfalls.  Any excess of amounts received on the related Corridor Contract over amounts needed to pay such Available Funds Shortfalls on the related Classes of Notes will not be available in respect of any Class of Notes.

PRINCIPAL PAYDOWN
IF THE SUBORDINATE CLASS PRINCIPAL PAYMENT TEST IS NOT MET:

1)

Scheduled and unscheduled principal received from the Group 1 Mortgage Loans and excess spread to the extent payable as principal to increase the Overcollateralization Amount to the  Overcollateralization Target (the Group 1 Principal Collections) will be paid (a) provided no Trigger Event or Class 1-A2 Trigger Event has occurred as of the relevant Payment Date pro rata to the Class 1-A1 Notes and the Class 1-A2 Notes, and (b) if a Trigger Event or Class 1-A2 Trigger Event has occurred, then sequentially to the Class 1-A1 Notes until the principal balance of the Class 1-A1 Notes has been reduced to zero and then to the Class 1-A2 Notes.

2)

Scheduled and unscheduled principal received from the Group 2 Mortgage Loans and excess spread to the extent payable as principal to increase the Overcollateralization Amount to the Overcollateralization Target (the Group 2 Principal Collections) will be paid to the Class 2-A Notes.

After the Note principal balance of each Class of the Group 1 Senior Notes or of the Group 2 Senior Notes has been reduced to zero, the amounts referred to in (1) or (2) above, as applicable, will be paid to the remaining Class A Notes in the manner referred to in (1) or (2), as the case may be.  After the aggregate Note principal balance of the Class A Notes has been reduced to zero, the amounts referred to in (1) and (2) above will be paid sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Notes.

3)

A Class 1-A2 Trigger Event will have occurred as of a Payment Date prior to the Payment Date in October 2007 if the quotient (expressed as a percentage) of (1) the aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such  Payment Date and (2) the Cut-off Date Pool Balance exceeds [3.50]%.

IF THE SUBORDINATE CLASS PRINCIPAL PAYMENT TEST IS MET:

All Notes will be entitled to receive payments of principal, in the following order of priority:

1)

first, (a) the Group 1 Principal Collections will be paid pro rata to the Class 1-A1 Notes and the Class 1-A2 Notes, and (b) the Group 2 Principal Collections will be paid to the Class 2-A Notes, in each case up to the amounts necessary to maintain the subordination for the Class A Notes at its required level, as set out below

2)

second, (a) if each Class of the Group 1 Senior Notes has been reduced to zero and the  Class 2-A Notes remain outstanding, then the Group 1 Principal Collections will be paid to the Class 2-A Notes, and (b) if the Class 2-A Notes have been reduced to zero and one or more Classes of Group 1 Senior Notes remains outstanding, then  the Group 2 Principal Collections will be paid pro rata to the Class 1-A1 Notes and the Class 1-A2 Notes, in each case up to the amounts necessary to maintain the subordination for the Class A Notes at its required level, as set out below

3)

third, principal will then be allocated sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Notes, in each case up to amounts necessary to maintain the subordination for each such Class at its required level.

The required levels of subordination referred to above are as follows:

Class A	36.50%*
Class M1	25.00%*
Class M2	15.30%*
Class M3	12.30%*
Class M4	9.80%*
Class M5	7.80%*
Class M6	6.20%*
Class M7	1.20%*
*includes the Overcollateralization Amount

THE SUBORDINATE CLASS PRINCIPAL PAYMENT TEST IS MET IF:

i)

The Payment Date is on or after the October 2007 Payment Date; and

ii)

The applicable Subordinate Class Principal Payment Date has occurred (as described below); and

iii)

A Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL PAYMENT DATE

The first Payment Date on which the Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the Class M Notes and the Overcollateralization Amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage, which is equal to two times the initial Class A subordination percentage (including the Initial Overcollateralization Amount).

Senior Specified Enhancement Percentage: 36.50% or [(17.65%+[0.60]%)*2]

Trigger Event <Preliminary and Subject to Revision>

The situation that exists with respect to any Payment Date after the Stepdown Date (i.e., the later of the Payment Date occurring in October 2007 and the Subordinate Class Principal Payment Date), if (a) the quotient of (1) the aggregate stated principal balance of all Mortgage Loans 60 or more days  delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the stated principal balance of all the Mortgage Loans as of the beginning of the related Due Period), equals or exceeds the product of (i) [41.00%] and (ii) the required Class A subordination percentage for such Payment Date, (b) the quotient (expressed as a percentage) of (1) the aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such Payment Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage shown below or (c) a subordinate principal shortfall exists.

	Payment Date Occurring	Required Loss Percentage
	October 2007 to September 2008	[3.50]% with respect to October 2007, plus an additional 1/12th of [1.75]% for each month thereafter
	October 2008 to September 2009	[5.25]% with respect to October 2007, plus an additional 1/12th of [1.00]% for each month thereafter
	October 2009 to September 2010	[6.25]% with respect to October 2007, plus an additional 1/12th of [0.25]% for each month thereafter
	October 2010 and thereafter	[6.50]% (Preliminary and Subject to Revision)

Prospectus

The Notes will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Notes and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consummated unless the purchaser has received the Prospectus.

Mortgage Loan Tables

The following tables describe the mortgage loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

Aggregate Outstanding Principal Balance			$879,591,204
Aggregate Original Principal Balance			$879,846,125
Number of Mortgage Loans			4,624

	Minimum	Maximum	Average (1)
Original Principal Balance	$30,000	$700,000	$190,278
Outstanding Principal Balance	$29,966	$700,000	$190,223
	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	360	360	360
Stated remaining Term (mos)	353	360	359
Loan Age (mos)	0	7	1
Current Interest Rate	4.990%	9.950%	7.047%
Initial Interest Rate Cap (3)	2.000%	3.000%	3.000%
Periodic Rate Cap (3)	1.000%	2.000%	1.000%
Gross Margin (3)	2.000%	7.050%	5.794%
Maximum Mortgage Rate (3)	10.990%	15.950%	13.047%
Minimum Mortgage Rate (3)	4.990%	9.950%	7.047%
Months to Roll (3)	18	58	24
Original Loan-to-Value	19.48%	95.00%	82.08%
Credit Score (4)	500	817	652

		Earliest	Latest
Maturity Date		02/01/34	10/01/34

Lien Position	Percent of Mortgage Pool	Year of Origination	Percent of Mortgage Pool
1st Lien	100.00%	2004	100.00%

Occupancy	Percent of Mortgage Pool	Loan Purpose	Percent of Mortgage Pool
Primary	92.24%	Purchase	65.73%
Second Home	0.35%	Refinance - Rate Term	12.85%
Investment	7.41%	Refinance - Cashout	21.42%

Loan Type	Percent of Mortgage Pool	Property Type	Percent of Mortgage Pool
ARM	100.00%	Single Family Detached	71.55%
		Single Family Attached	0.27%
Amortization Type	Percent of Mortgage Pool	Two-to-Four Family	2.74%
30 Year Amortization	43.14%	Planned Unit Development	15.31%
5 Year IO/25 Year Amortization	56.86%	Rowhouse	0.10%
		Townhouse	0.21%
		Condominium	9.82%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Adjustable Rate Mortgage Loans only.
(4) Minimum and Weighting only for loans with scores.

Mortgage Rates

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Range of Mortgage Rates	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
6.000% or less	335	$86,879,034	9.88%	5.820%	684	$259,340	80.44%	57.21%
6.001% to 6.500%	707	169,303,643	19.25	6.343	678	239,468	81.48	43.53
6.501% to 7.000%	1211	258,461,823	29.38	6.830	662	213,428	82.29	37.08
7.001% to 7.500%	793	142,792,035	16.23	7.318	646	180,066	82.83	40.05
7.501% to 8.000%	799	126,587,828	14.39	7.807	625	158,433	82.94	42.35
8.001% to 8.500%	398	53,940,009	6.13	8.309	604	135,528	83.27	48.22
8.501% to 9.000%	257	30,163,936	3.43	8.777	579	117,369	80.91	56.77
9.001% to 9.500%	82	7,791,992	0.89	9.240	571	95,024	78.62	54.00
9.501% to 10.000%	42	3,670,903	0.42	9.800	556	87,402	73.85	56.68
Total:	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 9.950% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.047% per annum.

Remaining Months to Stated Maturity

		Aggregate			Weighted	Average	Weighted
Range of		Principal	Percent of	Weighted	Average	Principal	Average	Percent
Remaining Months	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
to Stated Maturity	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
353 to 360	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%
Total:	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 353 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

Original Mortgage Loan Principal Balances

Range of Original Mortgage Loan Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
$50,000 or less	137	$5,842,261	0.66%	8.253%	599	$42,644	75.85%	77.60%
$50,001 to $100,000	852	66,218,007	7.53	7.703	625	77,721	80.51	65.40
$100,001 to $150,000	1017	126,077,036	14.33	7.453	638	123,970	81.48	53.78
$150,001 to $200,000	813	141,730,998	16.11	7.135	639	174,331	82.37	52.54
$200,001 to $250,000	627	140,640,911	15.99	6.980	648	224,308	82.26	45.56
$250,001 to $300,000	481	131,075,409	14.90	6.826	656	272,506	82.18	35.89
$300,001 to $350,000	285	92,599,703	10.53	6.738	672	324,911	82.27	30.85
$350,001 to $400,000	219	82,259,768	9.35	6.721	672	375,615	83.39	31.85
$400,001 to $450,000	63	26,915,018	3.06	6.946	667	427,223	83.55	28.54
$450,001 to $500,000	89	42,768,021	4.86	6.767	674	480,540	81.82	29.06
$500,001 to $550,000	16	8,445,458	0.96	7.039	685	527,841	82.65	12.36
$550,001 to $600,000	15	8,646,715	0.98	6.717	660	576,448	81.53	27.12
$600,001 to $650,000	8	5,015,901	0.57	6.795	692	626,988	78.97	0.00
$650,001 to $700,000	2	1,356,000	0.15	6.274	663	678,000	80.00	0.00
Total:	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29,966 to approximately $700,000 and the average outstanding principal balance of the Mortgage Loans was approximately $190,223.

Product Types

Product Types	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	2,369	$358,055,356	40.71%	7.330%	631	$151,142	81.91%	51.45%
2/28 LIBOR IO ARM	2,025	481,848,683	54.78	6.850	668	237,950	82.20	35.16
3/27 LIBOR ARM	144	21,357,144	2.43	7.183	630	148,313	82.79	66.63
3/27 LIBOR IO ARM	84	18,059,504	2.05	6.572	659	214,994	81.21	64.26
5/25 Treasury IO ARM	2	270,517	0.03	6.583	718	135,259	87.77	0.00
Total:	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%

Loan Program

		Aggregate			Weighted		Weighted
		Principal	Percent of	Weighted	Average		Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Average	Original	Full
Loan Program	Mortgage Loans	Outstanding	Pool	Coupon	Score	Balance	LTV	Doc
Bay Street	1,835	$383,529,588	43.60%	6.842%	672	$209,008	83.52%	34.99%
Wall Street	1,105	228,797,961	26.01	6.875	693	207,057	80.28	18.23
Main Street	981	149,388,704	16.98	7.744	570	152,282	82.51	76.85
High Street	496	81,571,915	9.27	7.377	595	164,460	85.67	81.97
South Street	140	26172170	2.98	6.724	630	186944	62.65	44.94
42nd Street	67	10,130,866	1.15	6.633	658	151,207	83.02	100.00
Total:	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%

State Distributions of Mortgaged Properties

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
State Distributions	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
of Mortgaged Properties	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
Arizona	275	$40,516,805	4.61%	7.042%	648	$147,334	82.62%	58.68%
Arkansas	40	3,675,717	0.42	7.618	616	91,893	84.68	55.00
California	1,350	375,718,009	42.72	6.690	668	278,310	81.28	32.27
Colorado	315	56,444,869	6.42	6.940	638	179,190	83.96	55.26
Connecticut	10	1,817,503	0.21	7.512	609	181,750	84.32	80.88
Delaware	1	113,507	0.01	6.990	643	113,507	80.00	100.00
District of Columbia	12	2,818,089	0.32	7.571	688	234,841	81.77	26.66
Florida	222	33,768,628	3.84	7.267	644	152,111	81.06	37.73
Georgia	64	8,954,055	1.02	7.397	654	139,907	83.81	55.01
Idaho	27	2,965,572	0.34	7.182	622	109,836	80.16	76.45
Illinois	493	83,739,035	9.52	7.554	641	169,856	83.15	48.76
Indiana	27	2,741,180	0.31	7.954	607	101,525	85.53	69.37
Iowa	101	8,865,089	1.01	8.234	603	87,773	84.60	81.73
Kansas	91	8,149,443	0.93	7.594	620	89,554	82.33	66.89
Kentucky	16	1,451,610	0.17	8.181	558	90,726	84.50	82.23
Louisiana	24	2,498,095	0.28	7.449	623	104,087	83.48	75.47
Maine	2	258,785	0.03	7.859	718	129,393	79.37	0.00
Maryland	98	21,076,052	2.40	7.531	655	215,062	80.67	38.44
Massachusetts	151	36,440,841	4.14	7.121	654	241,330	81.32	39.12
Michigan	82	12,629,975	1.44	7.331	621	154,024	83.99	58.44
Minnesota	68	11,704,427	1.33	6.980	655	172,124	83.44	43.23
Mississippi	9	1,090,412	0.12	7.530	622	121,157	78.83	54.23
Missouri	135	12,702,483	1.44	7.748	603	94,092	82.71	71.21
Nebraska	32	4,109,371	0.47	7.682	628	128,418	80.62	42.87
Nevada	59	13,144,898	1.49	7.292	640	222,795	82.59	51.98
New Hampshire	26	5,327,750	0.61	7.274	647	204,913	84.02	39.08
New Jersey	23	5,209,921	0.59	7.542	618	226,518	80.13	55.34
New Mexico	16	1,652,142	0.19	7.254	652	103,259	78.91	51.29
North Carolina	19	2,321,155	0.26	7.848	609	122,166	84.66	75.89
North Dakota	1	73,800	0.01	7.500	568	73,800	90.00	100.00
Ohio	3	405,002	0.05	7.637	614	135,001	87.71	77.10
Oklahoma	28	2,377,570	0.27	7.777	618	84,913	85.45	60.96
Oregon	14	2,065,151	0.23	7.515	613	147,511	83.97	56.03
Pennsylvania	18	1,817,028	0.21	7.923	600	100,946	82.86	74.27
Rhode Island	11	2,035,613	0.23	6.931	659	185,056	80.67	45.31
South Carolina	39	4,003,685	0.46	7.568	627	102,659	83.35	59.02
Tennessee	83	8,986,516	1.02	7.424	639	108,271	82.10	54.12
Texas	257	30,251,976	3.44	7.483	639	117,712	81.66	47.40
Utah	91	11,777,239	1.34	6.926	640	129,420	81.52	59.31
Virginia	82	17,253,486	1.96	7.349	657	210,408	84.33	35.38
Washington	178	32,724,270	3.72	6.901	634	183,844	83.01	55.45
West Virginia	4	336,555	0.04	8.737	580	84,139	73.83	71.51
Wisconsin	25	3,429,394	0.39	7.943	624	137,176	82.61	41.31
Wyoming	2	148,500	0.02	7.185	631	74,250	71.23	100.00
Total:	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%
No more than approximately 0.54% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Original Loan-to-Value Ratios
		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
Range of Original	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Loan-to-Value Ratios	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
50.00% or less	38	$4,595,361	0.52%	7.051%	608	$120,931	42.34%	68.08%
50.01% to 55.00%	27	3,859,985	0.44	7.404	603	142,962	51.97	64.90
55.01% to 60.00%	36	4,341,132	0.49	7.422	591	120,587	58.27	51.62
60.01% to 65.00%	56	8,926,959	1.01	7.211	614	159,410	63.17	48.01
65.01% to 70.00%	175	27,731,817	3.15	7.370	612	158,468	68.88	48.28
70.01% to 75.00%	219	28,919,800	3.29	7.570	611	132,054	73.82	47.10
75.01% to 80.00%	2,189	433,210,884	49.25	6.856	672	197,904	79.83	29.47
80.01% to 85.00%	772	160,165,826	18.21	7.156	648	207,469	84.77	38.94
85.01% to 90.00%	983	184,637,021	20.99	7.192	624	187,830	89.78	70.78
90.01% to 95.00%	129	23,202,420	2.64	7.483	649	179,864	94.79	84.34
Total:	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%
As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.48% to 95.00% and the weighted average Original Loan-to-Value was approximately 82.08%.

Loan Purpose
Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Purchase	2,892	$578,148,148	65.73%	6.928%	671	$199,913	82.39%	34.25%
Refinance - Cashout	1,086	188,390,844	21.42	7.313	613	173,472	81.20	59.72
Refinance - Rate Term	646	113,052,212	12.85	7.216	619	175,003	81.97	60.99
Total:	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%

Property Type
Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Single Family Attached	18	$2,367,178	0.27%	7.567%	658	$131,510	82.37%	43.83%
Single Family Detached	3,355	629,343,503	71.55	7.054	649	187,584	82.04	43.38
Rowhouse	6	911,816	0.10	7.381	673	151,969	80.68	35.89
Townhouse	15	1,862,254	0.21	7.229	672	124,150	81.86	37.72
Condominium	445	86,347,773	9.82	6.988	663	194,040	81.95	39.75
Two-to-Four Family	108	24,115,071	2.74	7.153	688	223,288	80.57	34.18
Planned Unit Development	677	134,643,609	15.31	7.024	649	198,883	82.62	45.93
Total:	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%

Documentation

Documentation	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Full Documentation	2,316	$379,480,029	43.14%	7.042%	618	$163,851	83.40%	100.00%
Stated Income Wage Earner	1239	272,019,409	30.93	7.008	691	219,548	81.02	0.00
Stated Income Self Employed	674	146,777,846	16.69	7.153	672	217,771	79.96	0.00
12 Month Bank Statements	217	41,549,291	4.72	7.103	638	191,471	83.52	0.00
24 Month Bank Statements	151	33,881,814	3.85	6.900	635	224,383	83.29	0.00
Limited Documentation	20	4,618,306	0.53	7.039	648	230,915	81.59	0.00
1099	7	1,264,508	0.14	7.137	632	180,644	80.98	0.00
Total:	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%

Occupancy
Occupancy	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Primary	4,176	$811,322,922	92.24%	7.008%	649	$194,282	82.23%	43.84%
Investment	430	65,181,709	7.41	7.526	680	151,585	80.38	34.27
Second Home	18	3,086,573	0.35	7.344	661	171,476	77.23	46.82
Total:	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%
The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

Mortgage Loan Age Summary
Mortgage Loan Age Summary	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	1,758	$335,964,379	38.20%	7.044%	651	$191,106	81.86%	43.55%
1	1,807	342,775,131	38.97	7.005	654	189,693	82.07	42.29
2	1,002	191,269,364	21.75	7.123	649	190,888	82.46	44.91
3	50	8,517,686	0.97	7.169	666	170,354	82.28	24.65
4	5	549,599	0.06	7.733	618	109,920	78.57	39.90
6	1	348,000	0.04	6.150	782	348,000	80.00	0.00
7	1	167,045	0.02	8.200	568	167,045	89.36	0.00
Total:	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%
As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

Original Prepayment Penalty Term
Original Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
None	920	$155,024,821	17.62%	7.640%	644	$168,505	82.39%	45.48%
6 Months	90	7,881,183	0.90	7.555	620	87,569	82.24	69.17
12 Months	58	13,775,476	1.57	7.564	655	237,508	81.58	29.88
18 Months	1	90,534	0.01	8.200	685	90,534	80.00	0.00
24 Months	3,116	619,391,783	70.42	6.914	655	198,778	82.00	41.48
30 Months	245	49,310,251	5.61	6.812	644	201,266	82.50	41.63
36 Months	194	34,117,157	3.88	6.794	644	175,862	81.69	64.35
Total:	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%
The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

Credit Scores
		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Range of Credit Scores	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
Not Available	1	$175,608	0.02%	7.500%	0	$175,608	80.00%	0.00%
500 to 500	4	596,248	0.07	8.008	500	149,062	87.41	63.49
501 to 525	126	16,021,148	1.82	8.249	514	127,152	80.88	94.27
526 to 550	310	45,761,020	5.20	7.928	538	147,616	81.02	79.38
551 to 575	379	56,188,210	6.39	7.722	563	148,254	83.52	77.30
576 to 600	391	66,341,320	7.54	7.437	588	169,671	82.36	75.43
601 to 625	479	84,997,721	9.66	7.167	614	177,448	82.49	73.39
626 to 650	697	129,715,443	14.75	6.935	638	186,105	82.59	55.51
651 to 675	795	163,082,996	18.54	6.932	664	205,136	82.01	27.39
676 to 700	624	134,582,282	15.30	6.795	687	215,677	81.47	17.84
701 to 725	415	91,212,683	10.37	6.764	712	219,790	81.88	15.69
726 to 750	206	44,764,225	5.09	6.627	737	217,302	81.88	15.52
751 to 775	125	27,569,518	3.13	6.598	761	220,556	81.72	18.27
776 to 800	59	14,978,588	1.70	6.566	784	253,874	81.44	23.10
801 to 817	13	3,604,196	0.41	6.362	806	277,246	83.07	37.97
Total:	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 652.

Credit Grade
		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Credit Grade	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
A+	193	$36,408,066	4.14%	7.035%	633	$188,643	84.82%	75.78%
A	3,749	747,995,633	85.04	6.926	665	199,519	82.04	36.61
A-	231	36,960,138	4.20	7.674	565	160,001	83.64	75.54
B+	130	18,020,627	2.05	7.864	531	138,620	88.50	91.83
B	194	24,233,542	2.76	8.086	554	124,915	79.83	81.80
C+	2	327,702	0.04	8.021	514	163,851	73.69	14.23
C	100	11,563,836	1.31	8.737	535	115,638	72.34	83.43
D	25	4,081,659	0.46	9.117	550	163,266	63.28	100.00
Total:	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%

Gross Margins
		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
Range of	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Gross Margins	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
1.501% to 2.000%	1	$168,800	0.02%	7.750%	640	$168,800	80.00%	0.00%
4.501% to 5.000%	1	66,061	0.01	8.000	683	66,061	90.00	100.00
5.001% to 5.500%	1,289	285,822,006	32.49	6.617	677	221,739	82.17	42.79
5.501% to 6.000%	1,969	391,166,161	44.47	7.063	641	198,662	82.48	45.88
6.001% to 6.500%	1,363	202,167,376	22.98	7.624	635	148,325	81.18	38.30
7.001% to 7.500%	1	200,800	0.02	7.050	640	200,800	80.00	100.00
Total:	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.000% per annum to 7.050% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.794% per annum.

Maximum Mortgage Rates
		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
Range of Maximum	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Mortgage Rates	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
12.000% or less	335	$86,879,034	9.88%	5.820%	684	$259,340	80.44%	57.21%
12.001% to 12.500%	707	169,303,643	19.25	6.343	678	239,468	81.48	43.53
12.501% to 13.000%	1211	258,461,823	29.38	6.830	662	213,428	82.29	37.08
13.001% to 13.500%	793	142,792,035	16.23	7.318	646	180,066	82.83	40.05
13.501% to 14.000%	799	126,587,828	14.39	7.807	625	158,433	82.94	42.35
14.001% to 14.500%	398	53,940,009	6.13	8.309	604	135,528	83.27	48.22
14.501% to 15.000%	257	30,163,936	3.43	8.777	579	117,369	80.91	56.77
15.001% to 15.500%	82	7,791,992	0.89	9.240	571	95,024	78.62	54.00
15.501% to 16.000%	42	3,670,903	0.42	9.800	556	87,402	73.85	56.68
Total:	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.990% per annum to 15.950% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.047% per annum.

Next Rate Adjustment Date
		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Next Rate Adjustment Date	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
March 2006	1	$348,000	0.04%	6.150%	782	$348,000	80.00%	0.00%
May 2006	5	549,599	0.06	7.733	618	109,920	78.57	39.90
June 2006	48	8,004,628	0.91	7.194	667	166,763	82.43	26.23
July 2006	949	181,483,162	20.63	7.144	650	191,236	82.48	43.29
August 2006	1,707	326,201,900	37.09	7.007	654	191,097	82.03	41.27
September 2006	1,665	319,473,244	36.32	7.055	651	191,876	81.91	42.64
October 2006	19	3,843,506	0.44	6.510	665	202,290	81.41	49.90
February 2007	1	167,045	0.02	8.200	568	167,045	89.36	0.00
June 2007	2	513,058	0.06	6.789	653	256,529	80.00	0.00
July 2007	51	9,515,684	1.08	6.740	626	186,582	81.89	77.19
August 2007	100	16,573,231	1.88	6.959	655	165,732	83.00	62.30
September 2007	73	12,538,029	1.43	6.934	643	171,754	80.98	65.13
October 2007	1	109,600	0.01	7.650	643	109,600	80.00	0.00
July 2009	2	270,517	0.03	6.583	718	135,259	87.77	0.00
Total:	4,624	$879,591,204	100.00%	7.047%	652	$190,223	82.08%	43.14%

Aggregate Outstanding Principal Balance			$538,727,443
Aggregate Original Principal Balance			$538,883,410
Number of Mortgage Loans			3,208

	Minimum	Maximum	Average (1)
Original Principal Balance	$30,000	$412,000	$167,981
Outstanding Principal Balance	$29,981	$412,000	$167,932
	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	360	360	360
Stated remaining Term (mos)	353	360	359
Loan Age (mos)	0	7	1
Current Interest Rate	4.990%	9.950%	7.100%
Initial Interest Rate Cap (3)	2.000%	3.000%	2.999%
Periodic Rate Cap (3)	1.000%	2.000%	1.001%
Gross Margin (3)	2.000%	7.050%	5.803%
Maximum Mortgage Rate (3)	10.990%	15.950%	13.100%
Minimum Mortgage Rate (3)	4.990%	9.950%	7.100%
Months to Roll (3)	20	58	24
Original Loan-to-Value	19.48%	95.00%	81.93%
Credit Score (4)	500	807	648

		Earliest	Latest
Maturity Date		02/01/34	10/01/34

Lien Position	Percent of Mortgage Pool	Year of Origination	Percent of Mortgage Pool
1st Lien	100.00%	2004	100.00%

Occupancy	Percent of Mortgage Pool	Loan Purpose	Percent of Mortgage Pool
Primary	91.30%	Purchase	64.31%
Second Home	0.26%	Refinance - Rate Term	13.36%
Investment	8.44%	Refinance - Cashout	22.33%

Loan Type	Percent of Mortgage Pool	Property Type	Percent of Mortgage Pool
ARM	100.00%	Single Family Detached	69.57%
		Single Family Attached	0.26%
Amortization Type	Percent of Mortgage Pool	Two-to-Four Family	3.27%
30 Year Amortization	43.00%	Planned Unit Development	15.83%
5 Year IO/25 Year Amortization	57.00%	Rowhouse	0.16%
		Townhouse	0.28%
		Condominium	10.61%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Adjustable Rate Mortgage Loans only.
(4) Minimum and Weighting only for loans with scores.

Mortgage Rates

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Range of Mortgage Rates	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
6.000% or less	218	$47,693,191	8.85%	5.836%	675	$218,776	80.09%	61.75%
6.001% to 6.500%	467	95,279,777	17.69	6.345	674	204,025	81.35	50.68
6.501% to 7.000%	831	156,342,510	29.02	6.822	664	188,138	82.05	38.54
7.001% to 7.500%	574	90,479,069	16.79	7.313	645	157,629	82.79	42.79
7.501% to 8.000%	565	82,935,921	15.39	7.800	623	146,789	82.85	46.27
8.001% to 8.500%	296	38,456,920	7.14	8.318	600	129,922	82.84	50.08
8.501% to 9.000%	169	19,417,667	3.60	8.783	578	114,897	80.87	56.77
9.001% to 9.500%	58	5,819,350	1.08	9.239	575	100,334	77.36	53.27
9.501% to 10.000%	30	2,303,039	0.43	9.800	553	76,768	74.75	55.95
Total:	3,208	$538,727,443	100.00%	7.100%	648	$167,932	81.93%	46.36%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 9.950% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.100% per annum.

Remaining Months to Stated Maturity

		Aggregate			Weighted	Average	Weighted
Range of		Principal	Percent of	Weighted	Average	Principal	Average	Percent
Remaining Months	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
to Stated Maturity	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
353 to 360	3,208	$538,727,443	100.00%	7.100%	648	$167,932	81.93%	46.36%
Total:	3,208	$538,727,443	100.00%	7.100%	648	$167,932	81.93%	46.36%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 353 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

Original Mortgage Loan Principal Balances

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
Range of Original Mortgage	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Loan Principal Balances	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
$50,000 or less	101	$4,383,290	0.81%	8.232%	599	$43,399	76.00%	79.51%
$50,001 to $100,000	615	48,172,938	8.94	7.678	627	78,330	80.72	64.92
$100,001 to $150,000	764	94,901,792	17.62	7.419	640	124,217	81.36	53.14
$150,001 to $200,000	643	112,400,222	20.86	7.123	642	174,806	82.45	52.83
$200,001 to $250,000	522	117,230,307	21.76	6.976	650	224,579	82.28	43.54
$250,001 to $300,000	392	106,787,169	19.82	6.817	657	272,416	82.14	34.51
$300,001 to $350,000	166	52,881,817	9.82	6.716	677	318,565	82.32	31.95
$350,001 to $400,000	4	1,557,907	0.29	6.753	708	389,477	81.25	25.10
$400,001 to $450,000	1	412,000	0.08	6.500	763	412,000	80.00	0.00
Total:	3,208	$538,727,443	100.00%	7.100%	648	$167,932	81.93%	46.36%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29,981 to approximately $412,000 and the average outstanding principal balance of the Mortgage Loans was approximately $167,932.

Product Types

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Product Types	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
2/28 LIBOR ARM	1,562	$218,963,417	40.64%	7.378%	629	$140,181	82.00%	54.33%
2/28 LIBOR IO ARM	1,481	293,686,919	54.51	6.915	663	198,303	81.93	38.80
3/27 LIBOR ARM	92	12,686,486	2.35	7.119	625	137,897	81.49	71.11
3/27 LIBOR IO ARM	71	13,120,104	2.44	6.590	666	184,790	81.11	59.61
5/25 Treasury IO ARM	2	270,517	0.05	6.583	718	135,259	87.77	0.00
Total:	3,208	$538,727,443	100.00%	7.100%	648	$167,932	81.93%	46.36%

Loan Program

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Balance	Weighted Average Original LTV	Percent Full Doc
Bay Street	1,300	$242,856,703	45.08%	6.872%	671	$186,813	83.56%	36.54%
Wall Street	734	122,493,128	22.74	6.966	691	166,884	79.83	21.67
Main Street	684	97,613,374	18.12	7.792	569	142,710	81.88	76.96
High Street	343	51,504,198	9.56	7.380	591	150,158	85.67	86.27
South Street	98	17037142	3.16	6.712	641	173848	62.50	45.08
42nd Street	49	7,222,898	1.34	6.586	654	147,406	82.79	100.00
Total:	3,208	$538,727,443	100.00%	7.100%	648	$167,932	81.93%	46.36%

State Distributions of Mortgaged Properties

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
State Distributions	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
of Mortgaged Properties	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
Arizona	230	$32,602,091	6.05%	7.096%	648	$141,748	82.47%	57.11%
Arkansas	24	2,030,998	0.38	7.650	621	84,625	85.38	66.03
California	838	194,282,738	36.06	6.720	664	231,841	80.64	35.38
Colorado	255	43,945,228	8.16	6.939	639	172,334	83.85	54.94
Connecticut	6	1,009,434	0.19	7.293	615	168,239	81.51	83.23
Delaware	1	113,507	0.02	6.990	643	113,507	80.00	100.00
District of Columbia	6	1,210,509	0.22	7.118	714	201,752	80.00	20.39
Florida	155	21,490,141	3.99	7.420	638	138,646	81.46	38.14
Georgia	45	6,162,113	1.14	7.477	648	136,936	83.71	60.86
Idaho	20	2,003,445	0.37	7.509	602	100,172	80.75	84.47
Illinois	340	54,556,280	10.13	7.559	642	160,460	82.97	50.42
Indiana	21	2,207,726	0.41	7.889	608	105,130	84.30	68.82
Iowa	77	6,687,074	1.24	8.289	599	86,845	84.54	79.88
Kansas	71	6,418,602	1.19	7.514	620	90,403	82.40	68.10
Kentucky	11	1,012,195	0.19	8.231	544	92,018	85.10	83.20
Louisiana	16	1,823,426	0.34	7.179	639	113,964	83.18	73.18
Maine	1	141,268	0.03	7.950	764	141,268	78.85	0.00
Maryland	63	10,831,512	2.01	7.607	650	171,929	81.04	48.55
Massachusetts	99	22,672,610	4.21	7.095	656	229,016	81.18	41.83
Michigan	66	9,462,366	1.76	7.374	622	143,369	84.29	60.04
Minnesota	42	6,955,485	1.29	6.788	666	165,607	82.48	38.96
Mississippi	4	549,271	0.10	8.156	628	137,318	76.31	26.59
Missouri	98	9,125,439	1.69	7.712	605	93,117	83.00	70.48
Nebraska	18	2,396,107	0.44	7.782	631	133,117	80.71	32.70
Nevada	42	8,682,925	1.61	7.343	641	206,736	81.11	50.88
New Hampshire	18	3,421,998	0.64	7.108	651	190,111	81.39	34.20
New Jersey	13	2,760,886	0.51	7.606	639	212,376	79.81	50.74
New Mexico	14	1,308,953	0.24	7.462	634	93,497	80.46	58.32
North Carolina	13	1,614,777	0.30	7.771	607	124,214	83.76	84.73
North Dakota	1	73,800	0.01	7.500	568	73,800	90.00	100.00
Ohio	3	405,002	0.08	7.637	614	135,001	87.71	77.10
Oklahoma	20	1,626,899	0.30	7.827	625	81,345	84.63	55.72
Oregon	11	1,640,184	0.30	7.297	623	149,108	83.61	57.94
Pennsylvania	13	1,474,737	0.27	7.935	605	113,441	82.03	75.43
Rhode Island	7	1,356,725	0.25	6.923	674	193,818	81.10	27.96
South Carolina	27	2,677,193	0.50	7.703	628	99,155	82.01	60.56
Tennessee	57	5,791,128	1.07	7.459	632	101,599	83.43	59.67
Texas	175	19,824,079	3.68	7.559	638	113,280	81.66	48.28
Utah	82	10,490,616	1.95	6.877	642	127,934	82.14	63.12
Virginia	54	10,324,884	1.92	7.365	661	191,202	84.60	33.75
Washington	132	23,228,692	4.31	6.854	637	175,975	83.20	52.07
West Virginia	3	269,819	0.05	8.685	591	89,940	71.07	64.46
Wisconsin	16	2,064,582	0.38	7.762	625	129,036	82.53	37.92
Total:	3,208	$538,727,443	100.00%	7.100%	648	$167,932	81.93%	46.36%
No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Original Loan-to-Value Ratios
Range of Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
50.00% or less	25	$3,437,262	0.64%	7.053%	607	$137,490	43.17%	66.93%
50.01% to 55.00%	19	2,761,441	0.51	7.556	599	145,339	51.94	74.55
55.01% to 60.00%	25	3,023,135	0.56	7.411	596	120,925	58.38	56.04
60.01% to 65.00%	43	6,599,740	1.23	7.223	610	153,482	63.10	48.52
65.01% to 70.00%	125	17,518,902	3.25	7.445	613	140,151	68.92	47.57
70.01% to 75.00%	152	17,688,274	3.28	7.673	605	116,370	73.82	50.05
75.01% to 80.00%	1,540	270,299,317	50.17	6.897	671	175,519	79.85	32.71
80.01% to 85.00%	495	84,680,395	15.72	7.266	640	171,072	84.74	46.71
85.01% to 90.00%	699	119,270,055	22.14	7.235	621	170,630	89.78	69.85
90.01% to 95.00%	85	13,448,921	2.50	7.512	647	158,223	94.75	89.33
Total:	3,208	$538,727,443	100.00%	7.100%	648	$167,932	81.93%	46.36%
As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.48% to 95.00% and the weighted average Original Loan-to-Value was approximately 81.93%.

Loan Purpose

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Loan Purpose	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
Purchase	2,005	$346,447,878	64.31%	6.987%	668	$172,792	82.24%	36.89%
Refinance - Cashout	746	120,291,699	22.33	7.326	611	161,249	81.11	62.10
Refinance - Rate Term	457	71,987,866	13.36	7.264	616	157,523	81.82	65.64
Total:	3,208	$538,727,443	100.00%	7.100%	648	$167,932	81.93%	46.36%

Property Type

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Property Type	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
Single Family Attached	13	$1,418,639	0.26%	7.404%	647	$109,126	80.36%	62.73%
Single Family Detached	2,299	374,814,771	69.57	7.112	644	163,034	81.94	47.95
Rowhouse	5	847,857	0.16	7.315	681	169,571	80.74	31.05
Townhouse	12	1,534,151	0.28	7.072	670	127,846	82.66	45.78
Condominium	316	57,185,072	10.61	7.008	662	180,965	81.73	39.72
Two-to-Four Family	83	17,640,153	3.27	7.124	688	212,532	80.60	34.85
Planned Unit Development	480	85,286,799	15.83	7.095	650	177,681	82.34	46.09
Total:	3,208	$538,727,443	100.00%	7.100%	648	$167,932	81.93%	46.36%

Documentation

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Documentation	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
Full Documentation	1,651	$249,754,096	46.36%	7.083%	617	$151,274	83.10%	100.00%
Stated Income Wage Earner	863	164,915,591	30.61	7.056	689	191,096	80.72	0.00
Stated Income Self Employed	418	76,499,820	14.20	7.251	670	183,014	79.67	0.00
12 Month Bank Statements	161	26,012,482	4.83	7.176	633	161,568	83.38	0.00
24 Month Bank Statements	97	18,122,093	3.36	6.946	633	186,826	84.52	0.00
Limited Documentation	13	2,389,794	0.44	7.130	645	183,830	82.10	0.00
1099	5	1,033,568	0.19	7.365	616	206,714	78.64	0.00
Total:	3,208	$538,727,443	100.00%	7.100%	648	$167,932	81.93%	46.36%

Occupancy

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Occupancy	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
Primary	2,876	$491,869,504	91.30%	7.056%	645	$171,026	82.11%	47.31%
Investment	321	45,478,302	8.44	7.555	679	141,677	80.27	35.75
Second Home	11	1,379,638	0.26	7.748	656	125,422	75.06	58.78
Total:	3,208	$538,727,443	100.00%	7.100%	648	$167,932	81.93%	46.36%
The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

Mortgage Loan Age Summary

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
Mortgage Loan Age	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Summary	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
0	1,240	$208,571,867	38.72%	7.108%	644	$168,203	81.78%	48.49%
1	1,238	207,926,937	38.60	7.052	653	167,954	81.99	44.18
2	697	117,470,001	21.81	7.166	647	168,537	82.08	47.06
3	29	4,281,890	0.79	7.080	673	147,651	82.40	33.20
4	3	309,703	0.06	7.962	643	103,234	77.33	12.69
7	1	167,045	0.03	8.200	568	167,045	89.36	0.00
Total:	3,208	$538,727,443	100.00%	7.100%	648	$167,932	81.93%	46.36%
As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

Original Prepayment Penalty Term

	Aggregate			Weighted	Average	Weighted
	Principal	Percent of	Weighted	Average	Principal	Average	Percent	Original Prepayment
Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full	Penalty Term
Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc	None
628	$95,145,357	17.66%	7.682%	643	$151,505	82.38%	47.82%	6 Months
71	6,418,602	1.19	7.514	620	90,403	82.40	68.10	12 Months
40	8,065,088	1.50	7.507	657	201,627	80.82	33.66	18 Months
1	90,534	0.02	8.200	685	90,534	80.00	0.00	24 Months
2,160	376,398,632	69.87	6.971	650	174,259	81.89	45.15	30 Months
161	28,753,482	5.34	6.910	642	178,593	81.97	42.75	36 Months
147	23,855,748	4.43	6.779	647	162,284	81.05	62.60	Total:
3,208	$538,727,443	100.00%	7.100%	648	$167,932	81.93%	46.36%	The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

Credit Scores

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Range of Credit Scores	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
500 to 500	2	$294,968	0.05%	8.425%	500	$147,484	84.76%	26.21%
501 to 525	88	11,280,424	2.09	8.287	514	128,187	80.19	93.33
526 to 550	220	31,946,053	5.93	7.961	538	145,209	80.24	78.78
551 to 575	265	36,350,553	6.75	7.756	563	137,172	83.54	79.14
576 to 600	254	37,861,621	7.03	7.510	588	149,061	82.92	75.39
601 to 625	334	53,125,804	9.86	7.161	614	159,059	82.25	75.29
626 to 650	509	84,369,793	15.66	6.949	638	165,756	82.56	59.49
651 to 675	564	102,876,209	19.10	6.957	664	182,405	82.03	31.20
676 to 700	416	75,921,215	14.09	6.842	687	182,503	81.12	20.96
701 to 725	294	55,629,175	10.33	6.803	712	189,215	81.69	17.33
726 to 750	145	26,989,107	5.01	6.713	736	186,132	81.66	15.73
751 to 775	78	14,691,850	2.73	6.667	762	188,357	81.60	19.43
776 to 800	34	6,665,366	1.24	6.587	785	196,040	79.74	22.51
801 to 807	5	725,306	0.13	6.559	805	145,061	81.02	31.12
Total:	3,208	$538,727,443	100.00%	7.10%	648	$167,932	81.93%	46.36%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 807 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 648.

Credit Grade

	Aggregate			Weighted	Average	Weighted
	Principal	Percent of	Weighted	Average	Principal	Average	Percent
Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full	Credit Grade
Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc	A+
134	$21,810,033	4.05%	7.023%	628	$162,761	85.11%	84.29%	A
2,600	452,847,852	84.06	6.968	663	174,172	81.95	39.54	A-
155	23,239,462	4.31	7.742	564	149,932	83.33	75.94	B+
87	11,904,679	2.21	7.877	531	136,835	88.37	92.03	B
139	17,129,453	3.18	8.078	552	123,233	79.60	81.53	C+
2	327,702	0.06	8.021	514	163,851	73.69	14.23	C
73	8,806,126	1.63	8.754	536	120,632	71.82	79.72	D
18	2,662,136	0.49	9.061	544	147,896	61.56	100.00	Total:
3,208	$538,727,443	100.00%	7.100%	648	$167,932	81.93%	46.36%

Gross Margins

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
Range of	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Gross Margins	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
1.501% to 2.000%	1	$168,800	0.03%	7.750%	640	$168,800	80.00%	0.00%
4.501% to 5.000%	1	66,061	0.01	8.000	683	66,061	90.00	100.00
5.001% to 5.500%	890	173,382,912	32.18	6.657	675	194,812	82.43	46.79
5.501% to 6.000%	1,359	237,048,472	44.00	7.124	637	174,429	82.07	48.73
6.001% to 6.500%	956	127,860,399	23.73	7.653	633	133,745	81.00	41.34
7.001% to 7.500%	1	200,800	0.04	7.050	640	200,800	80.00	100.00
Total:	3,208	$538,727,443	100.00%	7.100%	648	$167,932	81.93%	46.36%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.000% per annum to 7.050% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.803% per annum.

Maximum Mortgage Rates

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
Range of Maximum	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Mortgage Rates	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
12.000% or less	218	$47,693,191	8.85%	5.836%	675	$218,776	80.09%	61.75%
12.001% to 12.500%	467	95,279,777	17.69	6.345	674	204,025	81.35	50.68
12.501% to 13.000%	831	156,342,510	29.02	6.822	664	188,138	82.05	38.54
13.001% to 13.500%	574	90,479,069	16.79	7.313	645	157,629	82.79	42.79
13.501% to 14.000%	565	82,935,921	15.39	7.800	623	146,789	82.85	46.27
14.001% to 14.500%	296	38,456,920	7.14	8.318	600	129,922	82.84	50.08
14.501% to 15.000%	169	19,417,667	3.60	8.783	578	114,897	80.87	56.77
15.001% to 15.500%	58	5,819,350	1.08	9.239	575	100,334	77.36	53.27
15.501% to 16.000%	30	2,303,039	0.43	9.800	553	76,768	74.75	55.95
Total:	3,208	$538,727,443	100.00%	7.100%	648	$167,932	81.93%	46.36%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.990% per annum to 15.950% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.100% per annum.

Next Rate Adjustment Date

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Next Rate Adjustment Date	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
May 2006	3	$309,703	0.06%	7.962%	643	$103,234	77.33%	12.69%
June 2006	28	3,950,858	0.73	7.158	669	141,102	82.60	35.98
July 2006	661	111,722,674	20.74	7.189	648	169,021	82.08	45.99
August 2006	1,163	196,289,917	36.44	7.064	652	168,779	81.99	43.13
September 2006	1,173	197,903,669	36.74	7.120	644	168,716	81.88	47.53
October 2006	15	2,473,514	0.46	6.723	665	164,901	81.20	54.25
February 2007	1	167,045	0.03	8.200	568	167,045	89.36	0.00
June 2007	1	331,032	0.06	6.150	722	331,032	80.00	0.00
July 2007	34	5,476,810	1.02	6.727	633	161,083	81.93	71.24
August 2007	75	11,637,020	2.16	6.859	656	155,160	82.06	61.91
September 2007	51	8,085,084	1.50	6.911	637	158,531	79.68	70.95
October 2007	1	109,600	0.02	7.650	643	109,600	80.00	0.00
July 2009	2	270,517	0.05	6.583	718	135,259	87.77	0.00
Total:	3,208	$538,727,443	100.00%	7.100%	648	$167,932	81.93%	46.36%

Aggregate Outstanding Principal Balance			$340,863,761
Aggregate Original Principal Balance			$340,962,715
Number of Mortgage Loans			1,416

	Minimum	Maximum	Average (1)
Original Principal Balance	$30,000	$700,000	$240,793
Outstanding Principal Balance	$29,966	$700,000	$240,723
	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	360	360	360
Stated remaining Term (mos)	354	360	359
Loan Age (mos)	0	6	1
Current Interest Rate	5.150%	9.950%	6.965%
Initial Interest Rate Cap (3)	3.000%	3.000%	3.000%
Periodic Rate Cap (3)	1.000%	1.000%	1.000%
Gross Margin (3)	5.200%	6.250%	5.781%
Maximum Mortgage Rate (3)	11.150%	15.950%	12.965%
Minimum Mortgage Rate (3)	5.150%	9.950%	6.965%
Months to Roll (3)	18	36	24
Original Loan-to-Value	27.11%	95.00%	82.31%
Credit Score (4)	500	817	657

		Earliest	Latest
Maturity Date		03/01/34	10/01/34

Lien Position	Percent of Mortgage Pool	Year of Origination	Percent of Mortgage Pool
1st Lien	100.00%	2004	100.00%

Occupancy	Percent of Mortgage Pool	Loan Purpose	Percent of Mortgage Pool
Primary	93.72%	Purchase	67.97%
Second Home	0.50%	Refinance - Rate Term	12.05%
Investment	5.78%	Refinance - Cashout	19.98%

Loan Type	Percent of Mortgage Pool	Property Type	Percent of Mortgage Pool
ARM	100.00%	Single Family Detached	74.67%
		Single Family Attached	0.28%
Amortization Type	Percent of Mortgage Pool	Two-to-Four Family	1.90%
30 Year Amortization	43.45%	Planned Unit Development	14.48%
5 Year IO/25 Year Amortization	56.65%	Rowhouse	0.02%
		Townhouse	0.10%
		Condominium	8.56%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Adjustable Rate Mortgage Loans only.
(4) Minimum and Weighting only for loans with scores.

State Distributions of Mortgaged Properties

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
State Distributions	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
of Mortgaged Properties	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
Arizona	45	$7,914,714	2.32%	6.819%	651	$175,883	83.20%	65.14%
Arkansas	16	1,644,719	0.48	7.577	609	102,795	83.81	41.37
California	512	181,435,271	53.23	6.657	672	354,366	81.96	28.94
Colorado	60	12,499,641	3.67	6.944	636	208,327	84.32	56.37
Connecticut	4	808,069	0.24	7.786	600	202,017	87.83	77.95
District of Columbia	6	1,607,580	0.47	7.913	668	267,930	83.11	31.38
Florida	67	12,278,487	3.60	6.999	656	183,261	80.36	37.01
Georgia	19	2,791,941	0.82	7.222	667	146,944	84.02	42.10
Idaho	7	962,127	0.28	6.502	665	137,447	78.94	59.74
Illinois	153	29,182,756	8.56	7.546	639	190,737	83.48	45.65
Indiana	6	533,454	0.16	8.223	606	88,909	90.63	71.66
Iowa	24	2,178,016	0.64	8.067	618	90,751	84.77	87.42
Kansas	20	1,730,841	0.51	7.890	617	86,542	82.10	62.42
Kentucky	5	439,416	0.13	8.065	591	87,883	83.13	79.97
Louisiana	8	674,669	0.20	8.178	579	84,334	84.31	81.67
Maine	1	117,517	0.03	7.750	662	117,517	80.00	0.00
Maryland	35	10,244,540	3.01	7.450	659	292,701	80.28	27.75
Massachusetts	52	13,768,231	4.04	7.165	651	264,774	81.56	34.66
Michigan	16	3,167,609	0.93	7.204	619	197,976	83.08	53.66
Minnesota	26	4,748,942	1.39	7.260	640	182,652	84.84	49.49
Mississippi	5	541,140	0.16	6.895	616	108,228	81.39	82.29
Missouri	37	3,577,044	1.05	7.840	597	96,677	81.97	73.07
Nebraska	14	1,713,264	0.50	7.543	624	122,376	80.50	57.08
Nevada	17	4,461,974	1.31	7.192	637	262,469	85.46	54.11
New Hampshire	8	1,905,752	0.56	7.574	640	238,219	88.73	47.83
New Jersey	10	2,449,035	0.72	7.469	593	244,904	80.49	60.54
New Mexico	2	343,189	0.10	6.464	719	171,594	73.03	24.48
North Carolina	6	706,378	0.21	8.025	616	117,730	86.71	55.70
Oklahoma	8	750,671	0.22	7.668	603	93,834	87.23	72.32
Oregon	3	424,967	0.12	8.356	578	141,656	85.36	48.67
Pennsylvania	5	342,291	0.10	7.873	579	68,458	86.46	69.26
Rhode Island	4	678,888	0.20	6.947	629	169,722	79.82	79.97
South Carolina	12	1,326,493	0.39	7.296	627	110,541	86.07	55.93
Tennessee	26	3,195,388	0.94	7.360	654	122,900	79.68	44.06
Texas	82	10,427,897	3.06	7.339	639	127,169	81.66	45.72
Utah	9	1,286,622	0.38	7.331	622	142,958	76.51	28.24
Virginia	28	6,928,602	2.03	7.326	652	247,450	83.93	37.80
Washington	46	9,495,579	2.79	7.016	629	206,426	82.55	63.71
West Virginia	1	66,736	0.02	8.950	534	66,736	85.00	100.00
Wisconsin	9	1,364,812	0.40	8.217	622	151,646	82.72	46.44
Wyoming	2	148,500	0.04	7.185	631	74,250	71.23	100.00
Total:	1,416	$340,863,761	100.00%	6.965%	657	$240,723	82.31%	38.06%
No more than approximately 0.94% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

								Original Loan-to-Value Ratios

Aggregate			Weighted	Average	Weighted
Principal	Percent of	Weighted	Average	Principal	Average	Percent	Range of Original	Number of
Balance	Mortgage	Average	Credit	Balance	Original	Full	Loan-to-Value Ratios	Mortgage Loans
Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc	50.00% or less	13
$1,158,099	0.34%	7.044%	613	$89,085	39.89%	71.48%	50.01% to 55.00%	8
1,098,544	0.32	7.022	611	137,318	52.04	40.66	55.01% to 60.00%	11
1,317,997	0.39	7.447	581	119,818	58.02	41.47	60.01% to 65.00%	13
2,327,219	0.68	7.177	628	179,017	63.38	46.53	65.01% to 70.00%	50
10,212,915	3.00	7.241	609	204,258	68.82	49.49	70.01% to 75.00%	67
11,231,525	3.30	7.407	620	167,635	73.82	42.45	75.01% to 80.00%	649
162,911,567	47.79	6.789	675	251,019	79.81	24.10	80.01% to 85.00%	277
75,485,431	22.15	7.033	657	272,511	84.80	30.23	85.01% to 90.00%	284
65,366,965	19.18	7.114	630	230,165	89.78	72.47	90.01% to 95.00%	44
9,753,499	2.86	7.445	652	221,670	94.84	77.47	Total:	1,416
$340,863,761	100.00%	6.965%	657	$240,723	82.31%	38.06%	As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 27.11% to 95.00% and the weighted average Original Loan-to-Value was approximately 82.31%.

Loan Purpose

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Loan Purpose	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
Purchase	887	$231,700,270	67.97%	6.840%	675	$261,218	82.61%	30.31%
Refinance - Cashout	340	68,099,145	19.98	7.290	617	200,292	81.35	55.51
Refinance - Rate Term	189	41,064,346	12.05	7.132	624	217,272	82.21	52.85
Total:	1,416	$340,863,761	100.00%	6.965%	657	$240,723	82.31%	38.06%

Property Type

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Property Type	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
Single Family Attached	5	$948,539	0.28%	7.811%	675	$189,708	85.37%	15.57%
Single Family Detached	1,056	254,528,732	74.67	6.967	657	241,031	82.19	36.65
Rowhouse	1	63,959	0.02	8.250	565	63,959	80.00	100.00
Townhouse	3	328,103	0.10	7.967	682	109,368	78.12	0.00
Condominium	129	29,162,701	8.56	6.948	666	226,067	82.39	39.80
Two-to-Four Family	25	6,474,917	1.90	7.232	689	258,997	80.48	32.34
Planned Unit Development	197	49,356,810	14.48	6.903	649	250,542	83.10	45.65
Total:	1,416	$340,863,761	100.00%	6.965%	657	$240,723	82.31%	38.06%

Documentation

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Documentation	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
Full Documentation	665	$129,725,933	38.06%	6.961%	620	$195,077	83.97%	100.00%
Stated Income Wage Earner	376	107,103,818	31.42	6.934	695	284,851	81.49	0.00
Stated Income Self Employed	256	70,278,026	20.62	7.046	675	274,524	80.27	0.00
24 Month Bank Statements	54	15,759,721	4.62	6.848	638	291,847	81.88	0.00
12 Month Bank Statements	56	15,536,810	4.56	6.981	646	277,443	83.76	0.00
Limited Documentation	7	2,228,512	0.65	6.942	651	318,359	81.05	0.00
1099	2	230,940	0.07	6.119	705	115,470	91.42	0.00
Total:	1,416	$340,863,761	100.00%	6.965%	657	$240,723	82.31%	38.06%

Occupancy

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Occupancy	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
Primary	1,300	$319,453,418	93.72%	6.934%	655	$245,733	82.43%	38.51%
Investment	109	19,703,408	5.78	7.458	683	180,765	80.63	30.84
Second Home	7	1,706,935	0.50	7.019	665	243,848	78.99	37.15
Total:	1,416	$340,863,761	100.00%	6.965%	657	$240,723	82.31%	38.06%
The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

Mortgage Loan Age Summary

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
Mortgage Loan Age	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Summary	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
0	518	$127,392,512	37.37%	6.940%	661	$245,931	82.00%	35.45%
1	569	134,848,194	39.56	6.931	656	236,992	82.21	39.37
2	305	73,799,363	21.65	7.056	652	241,965	83.06	41.49
3	21	4,235,796	1.24	7.260	659	201,705	82.16	16.01
4	2	239,896	0.07	7.437	587	119,948	80.17	75.03
6	1	348,000	0.10	6.150	782	348,000	80.00	0.00
Total:	1,416	$340,863,761	100.00%	6.965%	657	$240,723	82.31%	38.06%
As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

Original Prepayment Penalty Term

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
Original Prepayment	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Penalty Term	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
None	292	$59,879,463	17.57%	7.573%	646	$205,067	82.41%	41.76%
6 Months	19	1,462,581	0.43	7.733	619	76,978	81.56	73.87
12 Months	18	5,710,388	1.68	7.646	653	317,244	82.66	24.55
24 Months	956	242,993,151	71.29	6.825	662	254,177	82.17	35.80
30 Months	84	20,556,769	6.03	6.675	647	244,723	83.24	40.06
36 Months	47	10,261,409	3.01	6.830	638	218,328	83.16	68.43
Total:	1,416	$340,863,761	100.00%	6.965%	657	$240,723	82.31%	38.06%
The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

Credit Scores

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Range of Credit Scores	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
Not Available	1	$175,608	0.05%	7.500%	0	$175,608	80.00%	0.00%
500 to 500	2	301,280	0.09	7.601	500	150,640	90.00	100.00
501 to 525	38	4,740,724	1.39	8.160	515	124,756	82.51	96.49
526 to 550	90	13,814,967	4.05	7.852	537	153,500	82.83	80.77
551 to 575	114	19,837,656	5.82	7.660	564	174,015	83.49	73.93
576 to 600	137	28,479,699	8.36	7.339	589	207,881	81.61	75.48
601 to 625	145	31,871,918	9.35	7.177	615	219,806	82.89	70.24
626 to 650	188	45,345,650	13.30	6.910	639	241,200	82.63	48.10
651 to 675	231	60,206,787	17.66	6.888	664	260,635	81.97	20.88
676 to 700	208	58,661,067	17.21	6.734	687	282,024	81.94	13.81
701 to 725	121	35,583,508	10.44	6.703	712	294,079	82.17	13.12
726 to 750	61	17,775,118	5.21	6.497	737	291,395	82.22	15.22
751 to 775	47	12,877,668	3.78	6.519	761	273,993	81.87	16.95
776 to 800	25	8,313,222	2.44	6.550	784	332,529	82.80	23.58
801 to 817	8	2,878,891	0.84	6.312	807	359,861	83.58	39.70
Total:	1,416	$340,863,761	100.00%	6.965%	657	$240,723	82.31%	38.06%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 657.

Credit Grade

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Credit Grade	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
A+	59	$14,598,032	4.28%	7.052%	642	$247,424	84.39%	63.05%
A	1,149	295,147,781	86.59	6.861	669	256,874	82.18	32.10
A-	76	13,720,677	4.03	7.558	568	180,535	84.18	74.87
B+	43	6,115,948	1.79	7.839	530	142,231	88.76	91.46
B	55	7,104,089	2.08	8.104	558	129,165	80.39	82.45
C	27	2,757,710	0.81	8.682	535	102,137	73.98	95.30
D	7	1,419,523	0.42	9.222	560	202,789	66.50	100.00
Total:	1,416	$340,863,761	100.00%	6.965%	657	$240,723	82.31%	38.06%

Gross Margins

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
Range of	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Gross Margins	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
5.001% to 5.500%	399	$112,439,094	32.99%	6.556%	682	$281,802	81.76%	36.63%
5.501% to 6.000%	610	154,117,689	45.21	6.970	647	252,652	83.10	41.51
6.001% to 6.500%	407	74,306,977	21.80	7.575	640	182,572	81.49	33.06
Total:	1,416	$340,863,761	100.00%	6.965%	657	$240,723	82.31%	38.06%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 5.200% per annum to 6.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.781% per annum.

Maximum Mortgage Rates

		Aggregate			Weighted	Average	Weighted
		Principal	Percent of	Weighted	Average	Principal	Average	Percent
Range of Maximum	Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full
Mortgage Rates	Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc
12.000% or less	117	$39,185,842	11.50%	5.799%	694	$334,922	80.87%	51.67%
12.001% to 12.500%	240	74,023,866	21.72	6.341	683	308,433	81.65	34.34
12.501% to 13.000%	380	102,119,313	29.96	6.842	658	268,735	82.66	34.85
13.001% to 13.500%	219	52,312,967	15.35	7.326	648	238,872	82.89	35.31
13.501% to 14.000%	234	43,651,907	12.81	7.820	629	186,547	83.12	34.91
14.001% to 14.500%	102	15,483,090	4.54	8.287	612	151,795	84.33	43.62
14.501% to 15.000%	88	10,746,269	3.15	8.768	580	122,117	80.98	56.79
15.001% to 15.500%	24	1,972,642	0.58	9.243	561	82,193	82.34	56.15
15.501% to 16.000%	12	1,367,864	0.40	9.800	562	113,989	72.32	57.92
Total:	1,416	$340,863,761	100.00%	6.965%	657	$240,723	82.31%	38.06%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.150% per annum to 15.950% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.965% per annum.

								Next Rate Adjustment Date

	Aggregate			Weighted	Average	Weighted
	Principal	Percent of	Weighted	Average	Principal	Average	Percent
Number of	Balance	Mortgage	Average	Credit	Balance	Original	Full	Next Rate Adjustment Date
Mortgage Loans	Outstanding	Pool	Coupon	Score	Outstanding	LTV	Doc	March 2006
1	$348,000	0.10%	6.150%	782	$348,000	80.00%	0.00%	May 2006
2	239,896	0.07	7.437	587	119,948	80.17	75.03	June 2006
20	4,053,770	1.19	7.229	665	202,688	82.26	16.73	July 2006
288	69,760,488	20.47	7.073	654	242,224	83.13	38.96	August 2006
544	129,911,982	38.11	6.921	656	238,809	82.09	38.46	September 2006
492	121,569,575	35.67	6.948	661	247,093	81.95	34.68	October 2006
4	1,369,992	0.40	6.125	666	342,498	81.80	42.04	June 2007
1	182,027	0.05	7.950	528	182,027	80.00	0.00	July 2007
17	4,038,875	1.18	6.758	616	237,581	81.85	85.25	August 2007
25	4,936,211	1.45	7.192	650	197,448	85.20	63.21	September 2007
22	4,452,945	1.31	6.976	655	202,407	83.34	54.55	Total:
1,416	$340,863,761	100.00%	6.965%	657	$240,723	82.31%	38.06%

Assumed Mortgage Pools

Group 1 Adjustable Rate Mortgage Loans

														Original
		Original	Remaining	Remaining								Rate		Interest
		Term to	Term to	Amortization	Gross	Net				Initial	Subsequent	Adjustment	Next Rate	Only
	Principal	Maturity	Maturity	Term	Mortgage	Mortgage	Maximum	Minimum	Gross	Periodic	Periodic	Frequency	Adjustment	Term
Collateral	Balance ($)	(months)	(months)	(months)	Rate(%)	Rate(%)	Rate(%)	Rate(%)	Margin(%)	Cap(%)	Cap(%)	(months)	Date	(months)
2/28 ARM / No Penalty (LIBOR)	58,179,259.02	360	359	359	7.718	7.214	13.718	7.718	5.778	3.000	1.000	6	8/1/06	0
2/28 ARM / 6 Month Penalty (LIBOR)	4,007,664.24	360	359	359	7.664	7.160	13.664	7.664	6.060	3.000	1.000	6	8/1/06	0
2/28 ARM / 1 Year Penalty (LIBOR)	2,672,630.95	360	359	359	7.244	6.740	13.244	7.244	5.874	3.000	1.000	6	8/1/06	0
2/28 ARM / 1.5 Year Penalty (LIBOR)	90,534.00	360	360	360	8.200	7.696	14.200	8.200	6.250	3.000	1.000	6	9/1/06	0
2/28 ARM / 2 Year Penalty (LIBOR)	141,185,168.28	360	359	359	7.243	6.739	13.243	7.243	5.895	3.000	1.000	6	8/1/06	0
2/28 ARM / 2.5 Year Penalty (LIBOR)	12,055,530.88	360	359	359	7.206	6.702	13.206	7.206	5.928	3.000	1.000	6	8/1/06	0
2/28 ARM / 3 Year Penalty (LIBOR)	772,629.91	360	358	358	7.909	7.405	13.909	7.909	5.991	3.000	1.000	6	7/1/06	0
3/27 ARM / No Penalty (LIBOR)	2,872,181.46	360	359	359	7.431	6.927	13.431	7.431	5.636	3.000	1.000	6	8/1/07	0
3/27 ARM / 6 Month Penalty (LIBOR)	343,740.38	360	359	359	6.959	6.455	12.959	6.959	5.891	3.000	1.000	6	8/1/07	0
3/27 ARM / 1 Year Penalty (LIBOR)	206,882.12	360	358	358	7.350	6.846	13.350	7.350	6.000	3.000	1.000	6	7/1/07	0
3/27 ARM / 2.5 Year Penalty (LIBOR)	161,500.00	360	360	360	8.250	7.746	14.250	8.250	6.250	3.000	1.000	6	9/1/07	0
3/27 ARM / 3 Year Penalty (LIBOR)	9,102,182.15	360	359	359	7.002	6.498	13.002	7.002	5.784	3.000	1.000	6	8/1/07	0
2/28 ARM / No Penalty IO (LIBOR)	33,640,016.91	360	359	300	7.642	7.138	13.642	7.642	5.776	3.000	1.000	6	8/1/06	60
2/28 ARM / 6 Month Penalty IO (LIBOR)	1,879,297.10	360	359	300	7.335	6.831	13.335	7.335	5.756	3.000	1.000	6	8/1/06	60
2/28 ARM / 1 Year Penalty IO (LIBOR)	5,185,574.66	360	359	300	7.649	7.145	13.649	7.649	6.131	3.000	1.000	6	8/1/06	60
2/28 ARM / 2 Year Penalty IO (LIBOR)	234,938,463.93	360	359	300	6.809	6.305	12.809	6.809	5.750	3.000	1.000	6	8/1/06	60
2/28 ARM / 2.5 Year Penalty IO (LIBOR)	16,536,451.07	360	359	300	6.682	6.178	12.682	6.682	5.786	3.000	1.000	6	8/1/06	60
2/28 ARM / 3 Year Penalty IO (LIBOR)	1,507,115.00	360	359	300	6.638	6.134	12.638	6.638	5.725	3.000	1.000	6	8/1/06	60
3/27 ARM / No Penalty IO (LIBOR)	453,900.00	360	360	300	7.686	7.182	13.686	7.686	6.125	3.000	1.000	6	9/1/07	60
3/27 ARM / 6 Month Penalty IO (LIBOR)	187,900.00	360	359	300	7.131	6.627	13.131	7.131	6.008	3.000	1.000	6	8/1/07	60
3/27 ARM / 2 Year Penalty IO (LIBOR)	275,000.00	360	358	300	5.600	5.096	11.600	5.600	5.500	3.000	1.000	6	7/1/07	60
3/27 ARM / 3 Year Penalty IO (LIBOR)	12,203,303.89	360	359	300	6.564	6.060	12.564	6.564	5.634	3.000	1.000	6	8/1/07	60
5/25 ARM / 3 Year Penalty IO (CMT)	270,517.47	360	358	300	6.583	6.079	12.583	6.583	5.723	2.000	2.000	12	7/1/09	60

Group 2 Adjustable Rate Mortgage Loans

														Original
		Original	Remaining	Remaining								Rate		Interest
		Term to	Term to	Amortization	Gross	Net				Initial	Subsequent	Adjustment	Next Rate	Only
	Principal	Maturity	Maturity	Term	Mortgage	Mortgage	Maximum	Minimum	Gross	Periodic	Periodic	Frequency	Adjustment	Term
Collateral	Balance ($)	(months)	(months)	(months)	Rate(%)	Rate(%)	Rate(%)	Rate(%)	Margin(%)	Cap(%)	Cap(%)	(months)	Date	(months)
2/28 ARM / No Penalty (LIBOR)	38,445,824.69	360	359	359	7.662	7.158	13.662	7.662	5.803	3.000	1.000	6	8/1/06	0
2/28 ARM / 6 Month Penalty (LIBOR)	1,336,290.10	360	359	359	7.826	7.322	13.826	7.826	6.038	3.000	1.000	6	8/1/06	0
2/28 ARM / 1 Year Penalty (LIBOR)	1,961,488.97	360	359	359	7.497	6.993	13.497	7.497	5.927	3.000	1.000	6	8/1/06	0
2/28 ARM / 2 Year Penalty (LIBOR)	89,257,025.01	360	359	359	7.084	6.580	13.084	7.084	5.854	3.000	1.000	6	8/1/06	0
2/28 ARM / 2.5 Year Penalty (LIBOR)	7,665,274.84	360	359	359	7.051	6.547	13.051	7.051	5.951	3.000	1.000	6	8/1/06	0
2/28 ARM / 3 Year Penalty (LIBOR)	426,034.79	360	359	359	6.948	6.444	12.948	6.948	5.735	3.000	1.000	6	8/1/06	0
3/27 ARM / No Penalty (LIBOR)	2,421,717.24	360	359	359	7.628	7.124	13.628	7.628	5.870	3.000	1.000	6	8/1/07	0
3/27 ARM / 6 Month Penalty (LIBOR)	126,291.17	360	359	359	6.750	6.246	12.750	6.750	5.750	3.000	1.000	6	8/1/07	0
3/27 ARM / 2 Year Penalty (LIBOR)	525,082.64	360	360	360	7.615	7.111	13.615	7.615	5.776	3.000	1.000	6	9/1/07	0
3/27 ARM / 2.5 Year Penalty (LIBOR)	346,592.94	360	358	358	7.523	7.019	13.523	7.523	6.131	3.000	1.000	6	7/1/07	0
3/27 ARM / 3 Year Penalty (LIBOR)	5,250,973.83	360	359	359	7.075	6.571	13.075	7.075	5.824	3.000	1.000	6	8/1/07	0
2/28 ARM / No Penalty IO (LIBOR)	18,656,921.37	360	359	300	7.406	6.902	13.406	7.406	5.740	3.000	1.000	6	8/1/06	60
2/28 ARM / 1 Year Penalty IO (LIBOR)	3,748,899.13	360	359	300	7.723	7.219	13.723	7.723	6.170	3.000	1.000	6	8/1/06	60
2/28 ARM / 2 Year Penalty IO (LIBOR)	153,211,042.90	360	359	300	6.671	6.167	12.671	6.671	5.714	3.000	1.000	6	8/1/06	60
2/28 ARM / 2.5 Year Penalty IO (LIBOR)	12,544,901.12	360	359	300	6.422	5.918	12.422	6.422	5.763	3.000	1.000	6	8/1/06	60
3/27 ARM / No Penalty IO (LIBOR)	355,000.00	360	358	300	6.350	5.846	12.350	6.350	5.200	3.000	1.000	6	7/1/07	60
3/27 ARM / 3 Year Penalty IO (LIBOR)	4,584,400.00	360	359	300	6.538	6.034	12.538	6.538	5.813	3.000	1.000	6	8/1/07	60

Corridor Contracts

			Group 1 Senior Notes			Group 2 Senior Notes			Subordinate Notes
			Notional	1ML Strike	1ML Strike	Notional	1ML Strike	1ML Strike	Notional	1ML Strike	1ML Strike
	Beginning	Ending	Balance	Lower Collar	Upper Collar	Balance	Lower Collar	Upper Collar	Balance	Lower Collar	Upper Collar
Period	Accrual	Accrual	($)	(%)	(%)	($)	(%)	(%)	($)	(%)	(%)
1	10/5/04	10/25/04	440,409,000	9.543	10.650	278,656,000	9.341	10.650	155,243,000	9.065	10.250
2	10/25/04	11/25/04	435,525,084	6.033	10.650	275,563,101	5.902	10.650	155,243,000	5.582	10.250
3	11/25/04	12/25/04	429,691,142	6.245	10.650	271,869,161	6.111	10.650	155,243,000	5.793	10.250
4	12/25/04	1/25/05	422,920,268	6.032	10.650	267,582,479	5.902	10.650	155,243,000	5.582	10.250
5	1/25/05	2/25/05	415,227,098	6.032	10.650	262,712,333	5.902	10.650	155,243,000	5.582	10.250
6	2/25/05	3/25/05	406,631,327	6.716	10.650	257,271,196	6.572	10.650	155,243,000	6.260	10.250
7	3/25/05	4/25/05	397,157,721	6.032	10.650	251,274,753	5.902	10.650	155,243,000	5.582	10.250
8	4/25/05	5/25/05	386,836,090	6.245	10.650	244,741,879	6.110	10.650	155,243,000	5.793	10.250
9	5/25/05	6/25/05	375,701,211	6.032	10.650	237,694,589	5.902	10.650	155,243,000	5.582	10.250
10	6/25/05	7/25/05	363,792,715	6.245	10.650	230,157,969	6.110	10.650	155,243,000	5.792	10.250
11	7/25/05	8/25/05	351,154,917	6.032	10.650	222,160,071	5.901	10.650	155,243,000	5.581	10.250
12	8/25/05	9/25/05	337,839,527	6.032	10.650	213,733,117	5.901	10.650	155,243,000	5.581	10.250
13	9/25/05	10/25/05	324,916,301	6.244	10.650	205,554,281	6.110	10.650	155,243,000	5.792	10.250
14	10/25/05	11/25/05	312,375,044	6.032	10.650	197,617,258	5.901	10.650	155,243,000	5.581	10.250
15	11/25/05	12/25/05	300,204,488	6.244	10.650	189,914,914	6.109	10.650	155,243,000	5.792	10.250
16	12/25/05	1/25/06	288,393,696	6.031	10.650	182,440,322	5.901	10.650	155,243,000	5.581	10.250
17	1/25/06	2/25/06	276,932,056	6.031	10.650	175,186,762	5.901	10.650	155,243,000	5.581	10.250
18	2/25/06	3/25/06	265,809,265	6.715	10.650	168,147,711	6.570	10.650	155,243,000	6.259	10.250
19	3/25/06	4/25/06	255,015,326	6.031	10.650	161,316,838	5.901	10.650	155,243,000	5.581	10.250
20	4/25/06	5/25/06	244,540,536	6.244	10.650	154,687,998	6.109	10.650	155,243,000	5.791	10.250
21	5/25/06	6/25/06	234,375,477	6.031	10.650	148,255,229	5.900	10.650	155,243,000	5.580	10.250
22	6/25/06	7/25/06	224,478,750	6.243	10.650	141,997,873	6.109	10.650	155,243,000	5.791	10.250
23	7/25/06	8/25/06	203,599,268	6.035	10.650	128,788,738	5.900	10.650	155,243,000	5.583	10.250
24	8/25/06	9/25/06	184,055,556	8.793	10.650	116,423,137	8.688	10.650	155,243,000	8.352	10.250
25	9/25/06	10/25/06	165,817,762	9.098	10.650	104,884,670	8.989	10.650	155,243,000	8.656	10.250
26	10/25/06	11/25/06	148,757,448	8.793	10.650	94,091,215	8.688	10.650	155,243,000	8.353	10.250
27	11/25/06	12/25/06	132,817,757	9.098	10.650	84,003,514	8.989	10.650	155,243,000	8.656	10.250
28	12/25/06	1/25/07	124,606,500	8.793	10.650	78,807,315	8.688	10.650	155,243,000	8.352	10.250
29	1/25/07	2/25/07	116,695,575	8.795	10.650	73,802,144	8.688	10.650	155,243,000	8.353	10.250
30	2/25/07	3/25/07	109,064,995	10.650	10.650	68,974,357	10.650	10.650	155,243,000	10.250	10.250
31	3/25/07	4/25/07	101,712,419	9.714	10.650	64,322,630	9.617	10.650	155,243,000	9.277	10.250
32	4/25/07	5/25/07	94,620,170	10.050	10.650	59,835,625	9.949	10.650	155,243,000	9.611	10.250
33	5/25/07	6/25/07	87,779,039	9.714	10.650	55,507,515	9.617	10.650	155,243,000	9.277	10.250
34	6/25/07	7/25/07	81,180,143	10.050	10.650	51,332,679	9.949	10.650	155,243,000	9.611	10.250
35	7/25/07	8/25/07	74,814,914	9.718	10.650	47,305,696	9.623	10.650	155,243,000	9.281	10.250
36	8/25/07	9/25/07	0	0.000	0.000	0	0.000	0.000	0	0.000	0.000

Hypothetical Available Funds Cap Table (Group 1 Senior Notes)

		AFC (%)	AFC (%)			AFC (%)	AFC (%)
Period	Payment Date	(1)(2)(4)	(1)(3)(4)	Period	Payment Date	(1)(2)(4)	(1)(3)(4)
1	10/25/04	9.893	9.893	26	11/25/06	7.077	11.000
2	11/25/04	6.382	10.999	27	12/25/06	7.313	11.000
3	12/25/04	6.595	11.000	28	1/25/07	7.077	11.000
4	1/25/05	6.382	11.000	29	2/25/07	7.077	10.999
5	2/25/05	6.382	11.000	30	3/25/07	7.835	11.142
6	3/25/05	7.066	11.000	31	4/25/07	7.077	11.000
7	4/25/05	6.382	11.000	32	5/25/07	7.313	10.999
8	5/25/05	6.595	11.000	33	6/25/07	7.077	11.000
9	6/25/05	6.382	11.000	34	7/25/07	7.312	10.999
10	7/25/05	6.594	10.999	35	8/25/07	7.078	10.999
11	8/25/05	6.382	11.000	36	9/25/07	7.118	11.120
12	9/25/05	6.381	10.999	37	10/25/07	7.356	11.494
13	10/25/05	6.594	11.000	38	11/25/07	7.119	11.123
14	11/25/05	6.381	10.999	39	12/25/07	7.356	11.494
15	12/25/05	6.594	11.000	40	1/25/08	7.119	11.123
16	1/25/06	6.381	11.000	41	2/25/08	7.119	11.125
17	2/25/06	6.381	11.000	42	3/25/08	7.609	11.750
18	3/25/06	7.065	11.000	43	4/25/08	7.118	11.750
19	4/25/06	6.381	11.000	44	5/25/08	7.356	11.750
20	5/25/06	6.593	10.999	45	6/25/08	7.118	11.750
21	6/25/06	6.381	11.000	46	7/25/08	7.355	11.750
22	7/25/06	6.593	11.000	47	8/25/08	7.118	11.750
23	8/25/06	6.381	10.999	48	9/25/08	7.118	11.750
24	9/25/06	7.077	11.000	49	10/25/08	-	-
25	10/25/06	7.313	11.000

(1)

The Available Funds Cap for the Group 1 Senior Notes, as to any Payment Date, is a per annum rate equal to 12 times the quotient of (a) the Interest Funds for Group 1 Mortgage Loans, divided by (b) the aggregate unpaid principal amount of the Group 1 Mortgage Loans as of the beginning of the related Due Period multiplied by 30 and divided by the actual number of days in the related Accrual Period.

(2)

Assumes no losses, 20% cleanup call, 100% of the Prepayment Assumption as defined on page 3, a Closing Date of 5 October 2004 and that 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 1.77875%, 2.06000% and 1.9958%, respectively.

(3)

Assumes no losses, 20% cleanup call, 100% of the Prepayment Assumption as defined on page 3, a Closing Date of 5 October 2004, and that 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 1.77875%, 2.06000% and 1.9958%, respectively, for the first Payment Date and all increase to 20.00% after the first Payment Date.  The values indicated include proceeds from the Group 1 Senior Notes Corridor Contract, although such proceeds are excluded from the definition of the Available Funds Cap in respect of the Group 1 Senior Notes.

(4)

Shown as limited by the Group 1 Fixed Rate Cap.

Hypothetical Available Funds Cap Table (Group 2 Senior Notes)

		AFC (%)	AFC (%)			AFC (%)	AFC (%)
Period	Payment Date	(1)(2)(4)	(1)(3)(4)	Period	Payment Date	(1)(2)(4)	(1)(3)(4)
1	10/25/04	9.691	9.691	26	11/25/06	7.065	10.999
2	11/25/04	6.252	11.000	27	12/25/06	7.301	10.999
3	12/25/04	6.460	10.999	28	1/25/07	7.065	10.999
4	1/25/05	6.252	11.000	29	2/25/07	7.065	10.999
5	2/25/05	6.252	11.000	30	3/25/07	7.822	11.034
6	3/25/05	6.922	11.000	31	4/25/07	7.065	10.999
7	4/25/05	6.252	11.000	32	5/25/07	7.300	11.000
8	5/25/05	6.460	11.000	33	6/25/07	7.065	10.999
9	6/25/05	6.251	10.999	34	7/25/07	7.300	11.000
10	7/25/05	6.460	11.000	35	8/25/07	7.066	10.999
11	8/25/05	6.251	11.000	36	9/25/07	7.098	11.006
12	9/25/05	6.251	11.000	37	10/25/07	7.335	11.378
13	10/25/05	6.459	10.999	38	11/25/07	7.098	11.010
14	11/25/05	6.251	11.000	39	12/25/07	7.335	11.377
15	12/25/05	6.459	11.000	40	1/25/08	7.098	11.010
16	1/25/06	6.251	11.000	41	2/25/08	7.098	11.012
17	2/25/06	6.251	11.000	42	3/25/08	7.587	11.750
18	3/25/06	6.920	11.000	43	4/25/08	7.098	11.750
19	4/25/06	6.250	10.999	44	5/25/08	7.334	11.750
20	5/25/06	6.459	11.000	45	6/25/08	7.098	11.750
21	6/25/06	6.250	11.000	46	7/25/08	7.334	11.750
22	7/25/06	6.458	10.999	47	8/25/08	7.098	11.750
23	8/25/06	6.250	11.000	48	9/25/08	7.097	11.750
24	9/25/06	7.065	11.000	49	10/25/08	-	-
25	10/25/06	7.301	11.000

(1)

The Available Funds Cap for the Group 2 Senior Notes, as to any Payment Date, is a per annum rate equal to 12 times the quotient of (a) the Interest Funds for Group 2 Mortgage Loans, divided by (b) the aggregate unpaid principal amount of the Group 2 Mortgage Loans as of the beginning of the related Due Period multiplied by 30 and divided by the actual number of days in the related Accrual Period.

(2)

Assumes no losses, 20% cleanup call, 100% of the Prepayment Assumption as defined on page 3, a Closing Date of 5 October 2004 and that 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 1.77875%, 2.06000% and 1.9958%, respectively.

(3)

Assumes no losses, 20% cleanup call, 100% of the Prepayment Assumption as defined on page 3, a Closing Date of 5 October 2004, and that 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 1.77875%, 2.06000% and 1.9958%, respectively, for the first Payment Date and all increase to 20.00% after the first Payment Date.  The values indicated include proceeds from the Group 2 Senior Notes Corridor Contract, although such proceeds are excluded from the definition of the Available Funds Cap in respect of the Group 2 Senior Notes.

(4)

Shown as limited by the Group 2 Fixed Rate Cap.

Hypothetical Available Funds Cap Table (Subordinate Notes)

		AFC (%)	AFC (%)			AFC (%)	AFC (%)
Period	Payment Date	(1)(2)(4)	(1)(3)(4)	Period	Payment Date	(1)(2)(4)	(1)(3)(4)
1	10/25/04	9.815	9.815	26	11/25/06	7.072	10.999
2	11/25/04	6.332	11.000	27	12/25/06	7.308	10.999
3	12/25/04	6.543	11.000	28	1/25/07	7.072	11.000
4	1/25/05	6.332	11.000	29	2/25/07	7.072	11.000
5	2/25/05	6.332	11.000	30	3/25/07	7.830	11.100
6	3/25/05	7.010	11.000	31	4/25/07	7.072	10.999
7	4/25/05	6.331	10.999	32	5/25/07	7.308	10.999
8	5/25/05	6.542	10.999	33	6/25/07	7.072	10.999
9	6/25/05	6.331	10.999	34	7/25/07	7.308	10.999
10	7/25/05	6.542	11.000	35	8/25/07	7.073	11.000
11	8/25/05	6.331	11.000	36	9/25/07	7.111	11.076
12	9/25/05	6.331	11.000	37	10/25/07	7.348	11.449
13	10/25/05	6.542	11.000	38	11/25/07	7.111	11.079
14	11/25/05	6.331	11.000	39	12/25/07	7.348	11.449
15	12/25/05	6.542	11.000	40	1/25/08	7.111	11.079
16	1/25/06	6.331	11.000	41	2/25/08	7.111	11.081
17	2/25/06	6.330	10.999	42	3/25/08	7.601	11.750
18	3/25/06	7.009	11.000	43	4/25/08	7.110	11.750
19	4/25/06	6.330	10.999	44	5/25/08	7.347	11.750
20	5/25/06	6.541	11.000	45	6/25/08	7.110	11.750
21	6/25/06	6.330	11.000	46	7/25/08	7.347	11.750
22	7/25/06	6.541	11.000	47	8/25/08	7.110	11.750
23	8/25/06	6.330	10.999	48	9/25/08	7.110	11.750
24	9/25/06	7.073	11.000	49	10/25/08	0.000	0.000
25	10/25/06	7.308	11.000

(1)

For the Subordinate Notes, as to any Payment Date, a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate unpaid principal balance of each loan group as of the beginning of the related Due Period the current principal balance of the related Class A Notes prior to any distributions of principal thereon on such Payment Date) of  the Available Funds Cap for the Group 1 Senior Notes for that Payment Date and the  Available Funds Cap for the Group 2 Senior Notes for that Payment Date.

(2)

Assumes no losses, 20% clean up call, 100%of the Prepayment Assumption as defined on page 3, a Closing Date of 5 )ctober 2004 and that 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 1.77875%, 2.06000% and 1.9958%, respectively.

(3)

Assumes no losses, 20% cleanup call, 100% of the Prepayment Assumption as defined on page 3, a Closing Date of 5 October 2004, and that 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 1.77875%, 2.06000% and 1.9958%, respectively, for the first Payment Date and all increase to 20.00% after the first Payment Date.  The values indicated include proceeds from the Subordinated Notes Corridor Contract, although such proceeds are excluded from the definition of the Available Funds Cap in respect of the Subordinate Notes.

(4)

Shown as limited by the Subordinate Fixed Rate Cap.

Sensitivity Table (To Maturity)

Percent of Pricing Speed	0%	80%	100%	150%	200%
	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin
1-A2
100.00000	41	44	44	41	41

WAL	19.58	2.82	2.18	1.25	1.00
Mod Durn	15.57	2.68	2.10	1.23	0.99
Principal Window	Oct04 - Aug34	Oct04 - Apr20	Oct04 - Nov16	Oct04 - Feb07	Oct04 - Aug06
2-A
100.00000	32	34	34	32	32

WAL	19.56	2.82	2.18	1.25	1.00
Mod Durn	15.70	2.69	2.10	1.23	0.99
Principal Window	Oct04 - Aug34	Oct04 - Apr20	Oct04 - Nov16	Oct04 - Feb07	Oct04 - Aug06
M1
100.00000	65	67	67	65	65

WAL	26.59	5.36	4.71	2.59	1.97
Mod Durn	19.55	4.98	4.44	2.52	1.93
Principal Window	Apr27 - Jul34	Jan08 - Jul17	May08 - Sep14	Feb07 - Aug07	Aug06 - Oct06
M2
100.00000	115	119	119	133	115

WAL	26.58	5.27	4.45	4.65	2.11
Mod Durn	18.38	4.82	4.15	4.32	2.05
Principal Window	Apr27 - Jun34	Nov07 - Jun16	Jan08 - Nov13	Aug07 - Nov11	Oct06 - Dec06
M3
100.00000	135	139	139	151	140

WAL	26.58	5.19	4.32	4.14	2.32
Mod Durn	17.93	4.72	4.01	3.88	2.23
Principal Window	Apr27 - Apr34	Nov07 - Jan15	Dec07 - Oct12	Aug08 - May09	Dec06 - Feb07
M4
100.00000	175	179	180	190	187

WAL	26.57	5.13	4.26	3.82	2.50
Mod Durn	17.10	4.62	3.91	3.56	2.38
Principal Window	Apr27 - Mar34	Nov07 - Jun14	Dec07 - Apr12	May08 - Feb09	Feb07 - May07
M5
100.00000	185	189	189	196	203

WAL	26.55	5.05	4.18	3.61	2.69
Mod Durn	16.89	4.54	3.84	3.37	2.55
Principal Window	Apr27 - Jan34	Oct07 - Oct13	Nov07 - Oct11	Mar08 - Oct08	May07 - Jul07

Sensitivity Table (To 10% Call)

Percent of Pricing Speed	0%	80%	100%	150%	200%
	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin
1-A2
100.00000	41	41	41	41	41

WAL	19.53	2.62	2.02	1.25	1.00
Mod Durn	15.54	2.51	1.96	1.23	0.99
Principal Window	Oct04 - Jun33	Oct04 - Nov11	Oct04 - Mar10	Oct04 - Feb07	Oct04 - Aug06
2-A
100.00000	32	32	32	32	32

WAL	19.51	2.62	2.02	1.25	1.00
Mod Durn	15.68	2.52	1.96	1.23	0.99
Principal Window	Oct04 - Jun33	Oct04 - Nov11	Oct04 - Mar10	Oct04 - Feb07	Oct04 - Aug06
M1
100.00000	65	65	65	65	65

WAL	26.46	4.89	4.33	2.59	1.97
Mod Durn	19.49	4.60	4.12	2.52	1.93
Principal Window	Apr27 - Jun33	Jan08 - Nov11	May08 - Mar10	Feb07 - Aug07	Aug06 - Oct06
M2
100.00000	115	115	115	115	115

WAL	26.46	4.84	4.11	3.08	2.10
Mod Durn	18.33	4.48	3.86	2.95	2.04
Principal Window	Apr27 - Jun33	Nov07 - Nov11	Jan08 - Mar10	Aug07 - Nov07	Oct06 - Nov06
M3
100.00000	135	135	135	135	135

WAL	26.47	4.82	4.03	3.14	2.14
Mod Durn	17.89	4.44	3.77	2.99	2.07
Principal Window	Apr27 - Jun33	Nov07 - Nov11	Dec07 - Mar10	Nov07 - Nov07	Nov06 - Nov06
M4
100.00000	175	175	175	175	175

WAL	26.47	4.82	4.00	3.14	2.14
Mod Durn	17.06	4.39	3.71	2.96	2.06
Principal Window	Apr27 - Jun33	Nov07 - Nov11	Dec07 - Mar10	Nov07 - Nov07	Nov06 - Nov06
M5
100.00000	185	185	185	185	185

WAL	26.47	4.81	3.97	3.14	2.14
Mod Durn	16.86	4.36	3.67	2.96	2.05
Principal Window	Apr27 - Jun33	Oct07 - Nov11	Nov07 - Mar10	Nov07 - Nov07	Nov06 - Nov06

Sensitivity Table (To 20% Call) Percent of Pricing Speed	0%	80%	100%	150%	200%
	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin
1-A2
100.00000	41	41	41	41	41

WAL	19.38	2.39	1.85	1.24	1.00
Mod Durn	15.46	2.31	1.81	1.23	0.99
Principal Window	Oct04 - Mar32	Oct04 - Oct09	Oct04 - Sep08	Oct04 - Dec06	Oct04 - Aug06
2-A
100.00000	32	32	32	32	32
					<<LJS_SC_160>>
WAL	19.36	2.39	1.85	1.24	1.00
Mod Durn	15.60	2.31	1.81	1.23	0.99
Principal Window	Oct04 - Mar32	Oct04 - Oct09	Oct04 - Sep08	Oct04 - Dec06	Oct04 - Aug06
M1
100.00000	65	65	65	65	65

WAL	26.09	4.29	3.89	2.22	1.89
Mod Durn	19.30	4.07	3.72	2.17	1.85
Principal Window	Apr27 - Mar32	Jan08 - Oct09	May08 - Sep08	Dec06 - Dec06	Aug06 - Aug06
M2
100.00000	115	115	115	115	115

WAL	26.09	4.24	3.68	2.22	1.89
Mod Durn	18.16	3.98	3.49	2.15	1.84
Principal Window	Apr27 - Mar32	Nov07 - Oct09	Jan08 - Sep08	Dec06 - Dec06	Aug06 - Aug06
M3
100.00000	135	135	135	135	135

WAL	26.09	4.22	3.60	2.22	1.89
Mod Durn	17.73	3.94	3.40	2.14	1.83
Principal Window	Apr27 - Mar32	Nov07 - Oct09	Dec07 - Sep08	Dec06 - Dec06	Aug06 - Aug06
M4
100.00000	175	175	175	175	175

WAL	26.09	4.22	3.57	2.22	1.89
Mod Durn	16.92	3.90	3.34	2.13	1.82
Principal Window	Apr27 - Mar32	Nov07 - Oct09	Dec07 - Sep08	Dec06 - Dec06	Aug06 - Aug06
M5
100.00000	185	185	185	185	185

WAL	26.09	4.21	3.54	2.22	1.89
Mod Durn	16.72	3.87	3.31	2.13	1.82
Principal Window	Apr27 - Mar32	Oct07 - Oct09	Nov07 - Sep08	Dec06 - Dec06	Aug06 - Aug06

Breakeven CDR Table

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static (1ML = 1.77875%, 6ML = 2.0600%, 1 year CMT = 1.9958% ) and forward LIBOR and forward CMT, and at varying loss severity percentages.  Other assumptions include: (1) prepayment speed of 100% PPC for the mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown):

		Static LIBOR			Forward LIBOR
		35% Loss Severity	45% Loss Severity	55% Loss Severity	35% Loss Severity	45% Loss Severity	55% Loss Severity
Class M-1	CDR Break	31.760%	23.640%	18.830%	29.79%	22.11%	17.59%
	Cum Loss	18.75%	19.79%	20.52%	18.00%	18.89%	19.51%
Class M-2	CDR Break	22.550%	17.230%	13.940%	20.69%	15.78%	12.75%
	Cum Loss	14.89%	15.70%	16.26%	14.00%	14.69%	15.15%
Class M-3	CDR Break	20.040%	15.410%	12.520%	18.21%	13.99%	11.36%
	Cum Loss	13.67%	14.40%	14.91%	12.74%	13.36%	13.78%
Class M-4	CDR Break	17.990%	13.920%	11.350%	16.21%	12.53%	10.21%
	Cum Loss	12.62%	13.29%	13.76%	11.66%	12.22%	12.61%
Class M-5	CDR Break	16.390%	12.720%	10.410%	14.64%	11.36%	9.28%
	Cum Loss	11.75%	12.36%	12.80%	10.77%	11.28%	11.62%

[CHART]

Excess Spread

The table below displays excess spread in basis points or bps.  Calculations are run to 20% call at both static (1ML = 1.77875%, 6ML = 2.0600%, 1 year CMT = 1.9958%) and forward LIBOR and forward CMT.  Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the Mortgage Loans based on the net mortgage rates in effect on the related due date minus (b) the total interest due on the Notes, divided by (y) the aggregate principal balance of the Notes as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.  Other assumptions include: (1) prepayment speed of 100% PPC for the mortgage loans, (2) no defaults and no losses:

Period	Excess Spread in bps (Static LIBOR)	Excess Spread in bps (Forward LIBOR)
Avg yr1	443	390
Avg yr2	414	289
Avg yr3	465	432
Avg yr4	477	454

Period	Excess Spread in bps (Static LIBOR)	1 Month Forward LIBOR	6 Month Forward LIBOR	Excess Spread in bps (Forward LIBOR)	Period	Excess Spread in bps (Static LIBOR)	1 Month Forward LIBOR	6 Month Forward LIBOR	Excess Spread in bps (Forward LIBOR)
1	755	1.7788%	2.0600%	755	25	485	3.5940%	3.7790%	464
2	404	1.8730%	2.1630%	395	26	459	3.6530%	3.8370%	426
3	425	1.9910%	2.2600%	404	27	480	3.7180%	3.8990%	447
4	404	2.0960%	2.3490%	372	28	455	3.7820%	3.9640%	410
5	404	2.2460%	2.4290%	357	29	453	3.8400%	4.0210%	402
6	471	2.3680%	2.5070%	413	30	528	3.8980%	4.0820%	527
7	403	2.3520%	2.5690%	346	31	450	3.9570%	4.1420%	422
8	424	2.4780%	2.6480%	354	32	472	4.0170%	4.1720%	445
9	402	2.5150%	2.7080%	328	33	446	4.0780%	4.2010%	407
10	423	2.5390%	2.7780%	347	34	468	4.1380%	4.2290%	429
11	401	2.7200%	2.8620%	307	35	443	4.1920%	4.2530%	392
12	400	2.7430%	2.9180%	304	36	444	4.2510%	4.2790%	415
13	421	2.7890%	2.9830%	320	37	467	4.1400%	4.2960%	456
14	399	2.8620%	3.0570%	291	38	449	4.1870%	4.3420%	426
15	419	2.9320%	3.1260%	304	39	481	4.2350%	4.3880%	460
16	397	3.0040%	3.1970%	276	40	460	4.2820%	4.4360%	428
17	397	3.0770%	3.2690%	268	41	463	4.3300%	4.4800%	426
18	464	3.1420%	3.3370%	328	42	516	4.3760%	4.5300%	517
19	395	3.2110%	3.4070%	254	43	468	4.4180%	4.5710%	448
20	416	3.2800%	3.4710%	267	44	495	4.4610%	4.5960%	479
21	393	3.3470%	3.5320%	239	45	473	4.5050%	4.6220%	444
22	414	3.4150%	3.5970%	252	46	498	4.5480%	4.6450%	474
23	390	3.4840%	3.6580%	224	47	476	4.5930%	4.6680%	439

24	463	3.5520%	3.7170%	441	48	477	4.6300%	4.6920%	453